Exhibit 99.2

W. P. Carey Inc.
Supplemental Information
First Quarter 2016

Important Disclosures About This Supplemental Package

As used in this supplemental package, the terms “W. P. Carey,” “WPC,” “the Company,” “we,” “us” and “our” include W. P. Carey Inc., its consolidated subsidiaries and its predecessors, unless otherwise indicated. “CPA® REITs” means Corporate Property Associates 17 – Global Incorporated, or CPA®:17 – Global, and Corporate Property Associates 18 – Global Incorporated, or CPA®:18 – Global. “CWI REITs” means Carey Watermark Investors Incorporated, or CWI 1, and Carey Watermark Investors 2 Incorporated, or CWI 2. “Managed REITs” means the CPA® REITs and the CWI REITs. “Managed Programs” means the Managed REITs and Carey Credit Income Fund, or CCIF. “U.S.” means United States. “AUM” means assets under management.

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including funds from operations, or FFO; adjusted funds from operations, or AFFO; earnings before interest, taxes, depreciation and amortization, or EBITDA; adjusted EBITDA; pro rata cash net operating income, or pro rata cash NOI; and normalized pro rata cash NOI. A description of these non-GAAP financial measures and reconciliations to their most directly comparable GAAP measures, as well as a description of other metrics presented, are provided within the Appendix to this supplemental package. FFO is a non-GAAP measure defined by the National Association of Real Estate Investments Trusts, or NAREIT.

Amounts may not sum to totals due to rounding.

W. P. Carey Inc.
Supplemental Information – First Quarter 2016

W. P. Carey Inc.
Overview – First Quarter 2016

Summary Metrics
As of or for the three months ended March 31, 2016.

Financial Results
		Segment
		Owned Real Estate	Investment Management	Consolidated
Revenues, excluding reimbursable costs – consolidated ($'000)		$214,687	$29,506	$244,193
Net income (loss) attributable to W. P. Carey ($'000)		60,546	(3,107)	57,439
Net income (loss) attributable to W. P. Carey per diluted share		0.57	(0.03)	0.54
Normalized pro rata cash NOI from real estate ($'000) (a) (b)		165,481
Adjusted EBITDA ($'000) (a) (b)		182,035	11,259	193,294
AFFO attributable to W. P. Carey ($'000) (a) (b)		129,214	10,250	139,464
AFFO attributable to W. P. Carey per diluted share (a) (b)		1.21	0.10	1.31

Distributions declared per share – first quarter				0.9742
Distributions declared per share – first quarter annualized				3.90
Dividend yield – annualized, based on quarter end share price of $62.24				6.3%
Dividend payout ratio – first quarter (c)				74.4%

Balance Sheet and Capitalization
Equity market capitalization – based on quarter end share price of $62.24 ($'000)				$6,526,882
Pro rata net debt ($'000) (d)				4,235,089
Enterprise value ($'000)				10,761,971

Total capitalization ($'000) (e)				11,029,035

Total consolidated debt ($'000)				4,563,664
Gross assets ($'000) (f)				9,117,874
Liquidity ($'000) (g)				1,201,829

Pro rata net debt to enterprise value (b)				39.4%
Pro rata net debt to adjusted EBITDA (annualized) (a) (b)				5.5x
Total consolidated debt to gross assets				50.1%

Weighted-average interest rate (b)				4.0%
Weighted-average debt maturity (years) (b)				4.7

Standard & Poor's Rating Services – issuer rating				BBB (stable)
Moody's Investors Service – corporate rating				Baa2 (stable)

Owned Real Estate Portfolio (Pro Rata)
Number of net-leased properties				866
Number of operating properties				2
Number of tenants – net-leased properties				220

ABR from Investment Grade tenants as a % of total ABR – net-leased properties (h)				21.4%
ABR from Implied Investment Grade tenants as a % of total ABR – net-leased properties (i)				8.9%

Net-leased properties – square footage (millions)				89.3

Occupancy – net-leased properties (j)				98.5%
Weighted-average remaining lease term (years)				9.0

Acquisitions – first quarter ($'000)				$—
Dispositions – first quarter ($'000)				102,232

Managed Programs	CPA® REITs	CWI REITs	CCIF	Total
AUM ($'000) (k)	$7,875,486	$3,614,853	$105,394	$11,595,733
Acquisitions – first quarter ($'000)	117,355	294,351	—	411,706
Dispositions – first quarter ($'000)	47,925	—	—	47,925
________

Investing for the long runTM | 1

W. P. Carey Inc.
Overview – First Quarter 2016

(a)
Normalized pro rata cash NOI, Adjusted EBITDA and AFFO are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for details on how certain non-GAAP measures are calculated.

(b)	Presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(c)	Represents distributions declared per share divided by diluted AFFO per share.

(d)	Represents total pro rata debt outstanding less consolidated cash and cash equivalents. See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)	Represents equity market capitalization plus total pro rata debt outstanding. See the Terms and Definitions section in the Appendix for a description of pro rata.

(f)	Gross assets represent consolidated total assets before accumulated depreciation.

(g)	Represents availability on our Senior Unsecured Credit Facility - Revolver plus cash and cash equivalents.

(h)
Includes tenants or guarantors with a rating of BBB- or higher from Standard & Poor’s Rating Services or Baa3 or higher from Moody’s Investors Services. Percentage of portfolio based on ABR, as of March 31, 2016.

(i)
Includes subsidiaries of non-guarantor parent companies with a rating of BBB- or higher from Standard & Poor’s Rating Services or Baa3 or higher from Moody’s Investors Services. Percentage of portfolio based on ABR, as of March 31, 2016.

(j)	Occupancy for our two hotels was 80.1% for the three months ended March 31, 2016.

(k)	Represents estimated value of real estate assets plus cash and cash equivalents, less distributions payable for the Managed REITs and fair value of investments plus cash for CCIF.

Investing for the long runTM | 2

W. P. Carey Inc.
Overview – First Quarter 2016

Components of Net Asset Value
In thousands, except shares, per share amounts and percentages.

Real Estate	Three Months Ended Mar. 31, 2016	Annualized
Owned Real Estate:	A	A x 4
Normalized pro rata cash NOI (a)	$165,481	$661,924

Operating Partnership Interests in Real Estate Cash Flow of Managed REITs: (b)
CPA®:17 – Global (10% of Available Cash)	6,668	26,672
CPA®:18 – Global (10% of Available Cash)	1,277	5,108
CWI 1 (8% of Available Cash)	2,006	8,024
CWI 2 (7.5% of Available Cash)	397	1,588
	10,348	41,392

Investment Management	Three Months Ended Mar. 31, 2016	Twelve Months Ended Mar. 31, 2016
Adjusted EBITDA (a)	$11,259	$64,534

Balance Sheet - Selected Information (Consolidated Unless Otherwise Stated)		As of Mar. 31, 2016
Assets
Book value of real estate excluded from NOI (c)		$67,794
Cash and cash equivalents		267,064
Due from affiliates		61,548

Other assets, net:
Restricted cash, including escrow		$84,850
Other intangible assets, net		45,694
Securities and derivatives		42,248
Straight-line rent adjustments		41,858
Deferred charges		33,041
Accounts receivable		31,466
Prepaid expenses		24,898
Note receivable		10,508
Leasehold improvements, furniture and fixtures		7,356
Other		195
Total other assets, net		$322,114

Liabilities
Total pro rata debt outstanding (d)		$4,502,153
Distributions payable		103,990
Deferred income taxes		88,935
Accounts payable, accrued expenses and other liabilities:
Accounts payable and accrued expenses		$110,456
Prepaid and deferred rents		105,155
Tenant security deposits		28,019
Accrued taxes payable		17,677
Straight-line rent adjustments		2,943
Other		17,594
Total accounts payable, accrued expenses and other liabilities		$281,844

Investing for the long runTM | 3

W. P. Carey Inc.
Overview – First Quarter 2016

Other	Number of Shares Owned	NAV / Offering Price Per Share		Implied Value
	A	B		A x B
Ownership in Managed Programs: (e)
CPA®:17 – Global (3.2% ownership)	10,776,417	$10.24	(f)	$110,351
CPA®:18 – Global (0.9% ownership)	1,258,115	7.90	(g)	9,939
CWI 1 (1.1% ownership)	1,501,028	10.66	(h)	16,001
CWI 2 (0.4% ownership)	164,638	10.53	(i)	1,734
CCIF (36.7% ownership) (j)	2,777,778	9.00		25,000
				$163,025
________

(a)
Normalized pro rata cash NOI and Adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures and for details on how they are calculated.

(b)
We are entitled to receive distributions of our share of earnings up to 10% of the Available Cash of each of the Managed REITs, as defined in their respective operating partnership agreements. Pursuant to the terms of their subadvisory agreements, however, 20% of the distributions of Available Cash we receive from CWI 1 and 25% of the distributions of Available cash we receive from CWI 2 are paid to their respective subadvisors.

(c)	Represents the value of real estate not included in net operating income, such as vacant assets and in-progress build-to-suit properties.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)	Separate from operating partnership interests.

(f)
The estimated net asset value per share, or NAV, for CPA®:17 – Global was determined as of December 31, 2015. We calculated CPA®:17 – Global’s NAV by relying in part on an estimate of the fair market value of CPA®:17 – Global’s real estate portfolio and debt provided by third parties, adjusted to give effect to the estimated fair value of mortgage loans encumbering its assets (also provided by a third party) as well as other adjustments.

(g)
We own shares of CPA®:18 – Global’s Class A common stock. The NAV for CPA®:18 – Global’s Class A common stock was determined as of December 31, 2015. We calculated the NAV for CPA®:18 – Global’s Class A common stock by relying in part on an estimate of the fair market value of CPA®:18 – Global’s real estate portfolio and debt provided by third parties, adjusted to give effect to the estimated fair value of mortgage loans encumbering its assets (also provided by a third party), as well as other adjustments.

(h)
We calculated CWI 1’s NAV relying in part on appraisals of the fair market value of CWI 1’s real estate portfolio and mortgage debt provided by third parties. The net amount was then adjusted for estimated disposition costs (including estimates of expenses, commissions and fees payable to us) and CWI 1’s other net assets and liabilities at the same date. CWI 1’s NAV was based on shares of common stock outstanding at December 31, 2015.

(i)
We own shares of CWI 2’s Class A common stock. The NAV for CWI 2’s Class A common stock was determined as of December 31, 2015. We calculated the NAV for CWI 2’s Class A common stock by relying in part on an appraisal of the fair market value of CWI 2’s real estate portfolio at December 31, 2015, and estimates of the fair market value of CWI 2’s mortgage debt at the same date. The net amount was then adjusted for other net assets and liabilities and our interest in disposition proceeds at December 31, 2015.

(j)
In December 2014, we purchased 2,777,778 shares of CCIF at $9.00 per share for a total purchase price of $25.0 million. We account for our interest in this investment using the equity method of accounting because we share the decision making with the third-party investment partner. The $9.00 purchase price does not reflect the NAV at March 31, 2016.

Investing for the long runTM | 4

W. P. Carey Inc.
Financial Results
First Quarter 2016

Investing for the long runTM | 5

W. P. Carey Inc.
Financial Results – First Quarter 2016

Consolidated Statements of Income – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015	Jun. 30, 2015	Mar. 31, 2015
Revenues
Owned Real Estate:
Lease revenues	$175,244	$169,476	$164,741	$162,574	$160,165
Lease termination income and other (a)	32,541	15,826	2,988	3,122	3,209
Operating property revenues (b)	6,902	6,870	8,107	8,426	7,112
Reimbursable tenant costs	6,309	5,423	5,340	6,130	5,939
	220,996	197,595	181,176	180,252	176,425
Investment Management:
Reimbursable costs	19,738	27,436	11,155	7,639	9,607
Asset management revenue	14,613	13,748	13,004	12,073	11,159
Structuring revenue	12,721	24,382	8,207	37,808	21,720
Dealer manager fees	2,172	2,089	1,124	307	1,274
Other advisory revenue	—	—	—	—	203
	49,244	67,655	33,490	57,827	43,963
	270,240	265,250	214,666	238,079	220,388
Operating Expenses
Depreciation and amortization	84,452	74,237	75,512	65,166	65,400
Reimbursable tenant and affiliate costs	26,047	32,859	16,495	13,769	15,546
General and administrative	21,438	24,186	22,842	26,376	29,768
Property expenses, excluding reimbursable tenant costs	17,772	20,695	11,120	11,020	9,364
Restructuring and other compensation (c)	11,473	—	—	—	—
Stock-based compensation expense	6,607	5,562	3,966	5,089	7,009
Property acquisition and other expenses (d) (e)	5,566	(20,097)	4,760	1,897	5,676
Dealer manager fees and expenses	3,352	3,519	3,185	2,327	2,372
Subadvisor fees (f)	3,293	2,747	1,748	4,147	2,661
Impairment charges	—	7,194	19,438	591	2,683
	180,000	150,902	159,066	130,382	140,479
Other Income and Expenses
Interest expense	(48,395)	(49,001)	(49,683)	(47,693)	(47,949)
Equity in earnings of equity method investments in the Managed Programs and real estate	15,011	12,390	12,635	14,272	11,723
Other income and (expenses)	3,871	(7,830)	6,608	7,641	(4,306)
	(29,513)	(44,441)	(30,440)	(25,780)	(40,532)
Income before income taxes and gain on sale of real estate	60,727	69,907	25,160	81,917	39,377
Provision for income taxes	(525)	(17,270)	(3,361)	(15,010)	(1,980)
Income before gain on sale of real estate	60,202	52,637	21,799	66,907	37,397
Gain on sale of real estate, net of tax	662	3,507	1,779	16	1,185
Net Income	60,864	56,144	23,578	66,923	38,582
Net income attributable to noncontrolling interests	(3,425)	(5,095)	(1,833)	(3,575)	(2,466)
Net Income Attributable to W. P. Carey	$57,439	$51,049	$21,745	$63,348	$36,116

Basic Earnings Per Share	$0.54	$0.48	$0.20	$0.60	$0.34
Diluted Earnings Per Share	$0.54	$0.48	$0.20	$0.59	$0.34
Weighted-Average Shares Outstanding
Basic	105,939,161	105,818,926	105,813,237	105,764,032	105,303,679
Diluted	106,405,453	106,383,786	106,337,040	106,281,983	106,109,877

Distributions Declared Per Share	$0.9742	$0.9646	$0.9550	$0.9540	$0.9525
________

(a)
Amounts for the three months ended March 31, 2016 and December 31, 2015 include $32.2 million and $15.0 million respectively, of lease termination income related to a property classified as held for sale as of December 31, 2015 and sold during the three months ended March 31, 2016.

(b)
Comprised of revenues of $6.8 million from two hotels and revenues of $0.1 million from one self-storage facility for the three months ended March 31, 2016. During the three months ended March 31, 2016, we sold our remaining self-storage facility.

(c)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

(d)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Property acquisition and other expenses in the consolidated financial statements for the three months ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

(e)	Amounts for the three months ended March 31, 2016 and December 31, 2015 include expenses related to our formal strategic review of $5.5 million and $4.5 million, respectively.

Investing for the long runTM | 6

W. P. Carey Inc.
Financial Results – First Quarter 2016

(f)
We earn investment management revenue from CWI 1 and CWI 2 in our role as their advisor. Pursuant to the terms of their subadvisory agreements, however, 20% of the fees we receive from CWI 1 and 25% of the fees we receive from CWI 2 are paid to their respective subadvisors. In connection with the acquisitions of multi-family properties on behalf of CPA®:18 – Global, we entered into agreements with third-party advisors for the day-to-day management of the properties for which we pay 0.75% of the acquisition fees and 0.5% of asset management fees paid to us by CPA®:18 – Global.

Investing for the long runTM | 7

W. P. Carey Inc.
Financial Results – First Quarter 2016

Statements of Income, Owned Real Estate – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015	Jun. 30, 2015	Mar. 31, 2015
Revenues
Lease revenues	$175,244	$169,476	$164,741	$162,574	$160,165
Lease termination income and other (a)	32,541	15,826	2,988	3,122	3,209
Operating property revenues (b)	6,902	6,870	8,107	8,426	7,112
Reimbursable tenant costs	6,309	5,423	5,340	6,130	5,939
	220,996	197,595	181,176	180,252	176,425

Operating Expenses
Depreciation and amortization	83,360	73,189	74,529	64,150	64,368
Property expenses, excluding reimbursable tenant costs	17,772	20,695	11,120	11,020	9,364
General and administrative	9,544	10,513	10,239	11,772	15,152
Reimbursable tenant costs	6,309	5,423	5,340	6,130	5,939
Restructuring and other compensation (c)	4,426	—	—	—	—
Property acquisition and other expenses (d) (e)	2,897	(21,123)	3,642	1,897	5,676
Stock-based compensation expense	1,837	1,929	1,468	2,021	2,455
Impairment charges	—	7,194	19,438	591	2,683
	126,145	97,820	125,776	97,581	105,637
Other Income and Expenses
Interest expense	(48,395)	(49,001)	(49,683)	(47,693)	(47,949)
Equity in earnings of equity method investments in the Managed REITs and real estate	15,166	13,564	13,575	14,110	11,723
Other income and (expenses)	3,775	(7,593)	6,588	7,442	(4,485)
	(29,454)	(43,030)	(29,520)	(26,141)	(40,711)
Income before income taxes and gain on sale of real estate	65,397	56,745	25,880	56,530	30,077
(Provision for) benefit from income taxes	(2,088)	(10,129)	(5,247)	(3,845)	1,273
Income before gain on sale of real estate	63,309	46,616	20,633	52,685	31,350
Gain on sale of real estate, net of tax	662	3,507	1,779	16	1,185
Net Income from Owned Real Estate	63,971	50,123	22,412	52,701	32,535
Net income attributable to noncontrolling interests	(3,425)	(5,090)	(1,814)	(1,591)	(2,466)
Net Income from Owned Real Estate Attributable to W. P. Carey	$60,546	$45,033	$20,598	$51,110	$30,069

Basic Earnings Per Share	$0.57	$0.43	$0.19	$0.48	$0.29
Diluted Earnings Per Share	$0.57	$0.42	$0.19	$0.48	$0.28
Weighted-Average Shares Outstanding
Basic	105,939,161	105,818,926	105,813,237	105,764,032	105,303,679
Diluted	106,405,453	106,383,786	106,337,040	106,281,983	106,109,877
________

(a)
Amounts for the three months ended March 31, 2016 and December 31, 2015 include $32.2 million and $15.0 million respectively, of lease termination income related to a property classified as held for sale as of December 31, 2015 and sold during the three months ended March 31, 2016.

(b)
Comprised of revenues of $6.8 million from two hotels and revenues of $0.1 million from one self-storage facility for the three months ended March 31, 2016. During the three months ended March 31, 2016, we sold our remaining self-storage facility.

(c)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

(d)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Property acquisition and other expenses in the consolidated financial statements for the three months ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

(e)	Amounts for the three months ended March 31, 2016 and December 31, 2015 include expenses related to our formal strategic review of $2.8 million and $3.5 million, respectively.

Investing for the long runTM | 8

W. P. Carey Inc.
Financial Results – First Quarter 2016

Statements of Income, Investment Management – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015	Jun. 30, 2015	Mar. 31, 2015
Revenues
Reimbursable costs	$19,738	$27,436	$11,155	$7,639	$9,607
Asset management revenue	14,613	13,748	13,004	12,073	11,159
Structuring revenue	12,721	24,382	8,207	37,808	21,720
Dealer manager fees	2,172	2,089	1,124	307	1,274
Other advisory revenue	—	—	—	—	203
	49,244	67,655	33,490	57,827	43,963
Operating Expenses
Reimbursable costs from affiliates	19,738	27,436	11,155	7,639	9,607
General and administrative	11,894	13,673	12,603	14,604	14,616
Restructuring and other compensation (a)	7,047	—	—	—	—
Stock-based compensation expense	4,770	3,633	2,498	3,068	4,554
Dealer manager fees and expenses	3,352	3,519	3,185	2,327	2,372
Subadvisor fees (b)	3,293	2,747	1,748	4,147	2,661
Property acquisition and other expenses (c)	2,669	1,026	1,118	—	—
Depreciation and amortization	1,092	1,048	983	1,016	1,032
	53,855	53,082	33,290	32,801	34,842
Other Income and Expenses
Equity in (losses) earnings of equity method investment in Carey Credit Income Fund	(155)	(1,174)	(940)	162	—
Other income and (expenses)	96	(237)	20	199	179
	(59)	(1,411)	(920)	361	179
(Loss) income before income taxes	(4,670)	13,162	(720)	25,387	9,300
Benefit from (provision for) income taxes	1,563	(7,141)	1,886	(11,165)	(3,253)
Net (Loss) Income from Investment Management	(3,107)	6,021	1,166	14,222	6,047
Net income attributable to noncontrolling interests	—	(5)	(19)	(1,984)	—
Net (Loss) Income from Investment Management Attributable to W. P. Carey	$(3,107)	$6,016	$1,147	$12,238	$6,047

Basic (Loss) Earnings Per Share	$(0.03)	$0.06	$0.01	$0.12	$0.06
Diluted (Loss) Earnings Per Share	$(0.03)	$0.06	$0.01	$0.12	$0.06
Weighted-Average Shares Outstanding
Basic	105,939,161	105,818,926	105,813,237	105,764,032	105,303,679
Diluted	106,405,453	106,383,786	106,337,040	106,281,983	106,109,877
________

(a)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

(b)
We earn investment management revenue from CWI 1 and CWI 2 in our role as their advisor. Pursuant to the terms of their subadvisory agreements, however, 20% of the fees we receive from CWI 1 and 25% of the fees we receive from CWI 2 are paid to their respective subadvisors. In connection with the acquisitions of multi-family properties on behalf of CPA®:18 – Global, we entered into agreements with third-party advisors for the day-to-day management of the properties for which we pay 0.75% of the acquisition fees and 0.5% of asset management fees paid to us by CPA®:18 – Global.

(c)	Amounts for the three months ended March 31, 2016 and December 31, 2015 include expenses related to our formal strategic review of $2.7 million and $1.0 million, respectively.

Investing for the long runTM | 9

W. P. Carey Inc.
Financial Results – First Quarter 2016

FFO and AFFO, Consolidated – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015	Jun. 30, 2015	Mar. 31, 2015
Net income attributable to W. P. Carey	$57,439	$51,049	$21,745	$63,348	$36,116
Adjustments:
Depreciation and amortization of real property	82,957	72,729	74,050	63,688	63,891
Gain on sale of real estate, net	(662)	(3,507)	(1,779)	(16)	(1,185)
Impairment charges	—	7,194	19,438	591	2,683
Proportionate share of adjustments for noncontrolling interests to arrive at FFO	(2,625)	(3,585)	(2,632)	(2,640)	(2,653)
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at FFO	1,309	1,275	1,293	1,296	1,278
Total adjustments	80,979	74,106	90,370	62,919	64,014
FFO Attributable to W. P. Carey (as defined by NAREIT) (a)	138,418	125,155	112,115	126,267	100,130
Adjustments:
Straight-line and other rent adjustments (b)	(26,912)	(17,558)	(1,832)	(3,070)	(2,937)
Restructuring and other compensation (c)	11,473	—	—	—	—
Allowance for credit losses	7,064	8,748	—	—	—
Stock-based compensation	6,607	5,562	3,966	5,089	7,009
Property acquisition and other expenses (d) (e)	5,566	(20,097)	4,760	1,897	5,676
Other amortization and non-cash items (f)	(3,833)	871	(2,988)	(6,574)	6,690
Tax (benefit) expense – deferred	(2,988)	6,147	(1,412)	(1,372)	(1,745)
Loss (gain) on extinguishment of debt	1,925	7,950	(2,305)	—	—
Above- and below-market rent intangible lease amortization, net (g)	(1,818)	6,810	10,184	13,220	13,750
Amortization of deferred financing costs	1,354	1,473	1,489	1,489	1,165
Realized (gains) losses on foreign currency	(212)	591	367	415	(554)
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at AFFO	1,321	3,473	2,460	1,660	1,000
Proportionate share of adjustments for noncontrolling interests to arrive at AFFO (h)	1,499	6,426	(156)	15	(214)
Total adjustments	1,046	10,396	14,533	12,769	29,840
AFFO Attributable to W. P. Carey (a)	$139,464	$135,551	$126,648	$139,036	$129,970

Summary
FFO attributable to W. P. Carey (as defined by NAREIT) (a)	$138,418	$125,155	$112,115	$126,267	$100,130
FFO attributable to W. P. Carey (as defined by NAREIT) per diluted share (a)	$1.30	$1.18	$1.05	$1.19	$0.94
AFFO attributable to W. P. Carey (a)	$139,464	$135,551	$126,648	$139,036	$129,970
AFFO attributable to W. P. Carey per diluted share (a)	$1.31	$1.27	$1.19	$1.31	$1.22
Diluted weighted-average shares outstanding	106,405,453	106,383,786	106,337,040	106,281,983	106,109,877
________

(a)	FFO and AFFO are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(b)
Amount for the three months ended March 31, 2016 includes an adjustment to exclude $27.2 million of the $32.2 million of lease termination income recognized in connection with a domestic property that was sold during the period, as such amount was determined to be non-core income. Amount for the three months ended March 31, 2016 also reflects an adjustment to include $1.8 million of lease termination income received in December 2015 that represented core income for the three months ended March 31, 2016. Amount for the three months ended December 31, 2015 includes an adjustment to exclude $15.0 million related to lease termination income recognized in connection with the aforementioned domestic property, which was determined to be non-core income.

(c)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

(d)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Property acquisition and other expenses in the consolidated financial statements for the three months ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

(e)	Amounts for the three months ended March 31, 2016 and December 31, 2015 include expenses related to our formal strategic review of $5.5 million and $4.5 million, respectively.

(f)	Represents primarily unrealized gains and losses from foreign exchange and derivatives.

(g)	Amount for the three months ended March 31, 2016 includes $15.6 million due to the acceleration of a below-market lease from a tenant of a domestic property.

Investing for the long runTM | 10

W. P. Carey Inc.
Financial Results – First Quarter 2016

(h)	Amount for the three months ended December 31, 2015 includes CPA®:17 – Global’s $6.3 million share of the reversal of liabilities for German real estate transfer taxes, as described above.

Investing for the long runTM | 11

W. P. Carey Inc.
Financial Results – First Quarter 2016

FFO and AFFO, Owned Real Estate – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015	Jun. 30, 2015	Mar. 31, 2015
Net income from Owned Real Estate attributable to W. P. Carey	$60,546	$45,033	$20,598	$51,110	$30,069
Adjustments:
Depreciation and amortization of real property	82,957	72,729	74,050	63,688	63,891
Gain on sale of real estate, net	(662)	(3,507)	(1,779)	(16)	(1,185)
Impairment charges	—	7,194	19,438	591	2,683
Proportionate share of adjustments for noncontrolling interests to arrive at FFO	(2,625)	(3,585)	(2,632)	(2,640)	(2,653)
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at FFO	1,309	1,275	1,293	1,296	1,278
Total adjustments	80,979	74,106	90,370	62,919	64,014
FFO Attributable to W. P. Carey (as defined by NAREIT) - Owned Real Estate (a)	141,525	119,139	110,968	114,029	94,083
Adjustments:
Straight-line and other rent adjustments (b)	(26,912)	(17,558)	(1,832)	(3,070)	(2,937)
Allowance for credit losses	7,064	8,748	—	—	—
Restructuring and other compensation (c)	4,426	—	—	—	—
Other amortization and non-cash items (d)	(3,877)	447	(3,093)	(6,507)	6,712
Property acquisition and other expenses (e) (f)	2,897	(21,123)	3,642	1,897	5,676
Loss (gain) on extinguishment of debt	1,925	7,950	(2,305)	—	—
Stock-based compensation	1,837	1,929	1,468	2,021	2,455
Above- and below-market rent intangible lease amortization, net (g)	(1,818)	6,810	10,184	13,220	13,750
Tax (benefit) expense – deferred	(1,499)	1,804	(28)	(1,856)	(1,937)
Amortization of deferred financing costs	1,354	1,473	1,489	1,489	1,165
Realized (gains) losses on foreign currency	(245)	594	321	390	(547)
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at AFFO	1,038	1,767	1,222	1,660	1,000
Proportionate share of adjustments for noncontrolling interests to arrive at AFFO (h)	1,499	6,426	(156)	15	(214)
Total adjustments	(12,311)	(733)	10,912	9,259	25,123
AFFO Attributable to W. P. Carey - Owned Real Estate (a)	$129,214	$118,406	$121,880	$123,288	$119,206

Summary
FFO attributable to W. P. Carey (as defined by NAREIT) - Owned Real Estate (a)	$141,525	$119,139	$110,968	$114,029	$94,083
FFO attributable to W. P. Carey (as defined by NAREIT) per diluted share - Owned Real Estate (a)	$1.33	$1.12	$1.04	$1.07	$0.89
AFFO attributable to W. P. Carey - Owned Real Estate (a)	$129,214	$118,406	$121,880	$123,288	$119,206
AFFO attributable to W. P. Carey per diluted share - Owned Real Estate (a)	$1.21	$1.11	$1.15	$1.16	$1.12
Diluted weighted-average shares outstanding	106,405,453	106,383,786	106,337,040	106,281,983	106,109,877
________

(a)	FFO and AFFO are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(b)
Amount for the three months ended March 31, 2016 includes an adjustment to exclude $27.2 million of the $32.2 million of lease termination income recognized in connection with a domestic property that was sold during the period, as such amount was determined to be non-core income. Amount for the three months ended March 31, 2016 also reflects an adjustment to include $1.8 million of lease termination income received in December 2015 that represented core income for the three months ended March 31, 2016. Amount for the Three months ended December 31, 2015 includes an adjustment to exclude $15.0 million related to lease termination income recognized in connection with the aforementioned domestic property, which was determined to be non-core income.

(c)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

(d)	Represents primarily unrealized gains and losses from foreign exchange and derivatives.

(e)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Property acquisition and other expenses in the consolidated financial statements for the three months ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

Investing for the long runTM | 12

W. P. Carey Inc.
Financial Results – First Quarter 2016

(f)	Amounts for the three months ended March 31, 2016 and December 31, 2015 include expenses related to our formal strategic review of $2.8 million and $3.5 million, respectively.

(g)	Amount for the three months ended March 31, 2016 includes $15.6 million due to the acceleration of a below-market lease from a tenant of a domestic property.

(h)	Amount for the three months ended December 31, 2015 includes CPA®:17 – Global’s $6.3 million share of the reversal of liabilities for German real estate transfer taxes, as described above.

Investing for the long runTM | 13

W. P. Carey Inc.
Financial Results – First Quarter 2016

FFO and AFFO, Investment Management – Last Five Quarters
In thousands, except share and per share amounts.

	Three Months Ended
	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015	Jun. 30, 2015	Mar. 31, 2015
Net (loss) income from Investment Management attributable to W. P. Carey	$(3,107)	$6,016	$1,147	$12,238	$6,047
FFO Attributable to W. P. Carey (as defined by NAREIT) - Investment Management (a)	(3,107)	6,016	1,147	12,238	6,047
Adjustments:
Restructuring and other compensation (b)	7,047	—	—	—	—
Stock-based compensation	4,770	3,633	2,498	3,068	4,554
Property acquisition and other expenses (c)	2,669	1,026	1,118	—	—
Tax (benefit) expense – deferred	(1,489)	4,343	(1,384)	484	192
Other amortization and non-cash items (d)	44	424	105	(67)	(22)
Realized losses (gains) on foreign currency	33	(3)	46	25	(7)
Proportionate share of adjustments to equity in net income of partially-owned entities to arrive at AFFO	283	1,706	1,238	—	—
Total adjustments	13,357	11,129	3,621	3,510	4,717
AFFO Attributable to W. P. Carey - Investment Management (a)	$10,250	$17,145	$4,768	$15,748	$10,764

Summary
FFO attributable to W. P. Carey (as defined by NAREIT) - Investment Management (a)	$(3,107)	$6,016	$1,147	$12,238	$6,047
FFO attributable to W. P. Carey (as defined by NAREIT) per diluted share - Investment Management (a)	$(0.03)	$0.06	$0.01	$0.12	$0.06
AFFO attributable to W. P. Carey - Investment Management (a)	$10,250	$17,145	$4,768	$15,748	$10,764
AFFO attributable to W. P. Carey per diluted share - Investment Management (a)	$0.10	$0.16	$0.04	$0.15	$0.10
Diluted weighted-average shares outstanding	106,405,453	106,383,786	106,337,040	106,281,983	106,109,877
________

(a)	FFO and AFFO are non-GAAP measures. See the Terms and Definitions section in the Appendix for a description of our non-GAAP measures.

(b)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

(c)	Amounts for the three months ended March 31, 2016 and December 31, 2015 include expenses related to our formal strategic review of $2.7 million and $1.0 million, respectively.

(d)	Represents primarily unrealized gains and losses from foreign exchange and derivatives.

Investing for the long runTM | 14

W. P. Carey Inc.
Financial Results – First Quarter 2016

Reconciliation of Consolidated Statement of Income to AFFO
In thousands, except per share amounts. Three months ended March 31, 2016.

We believe that the table below is useful for investors to help them better understand our business by illustrating the impact of each of our AFFO adjustments on our GAAP statement of income. This presentation is not an alternative to the GAAP statement of income, nor is AFFO an alternative to net income as determined by GAAP.

	GAAP Basis (a)	Add: Equity Investments (b)	Less: Noncontrolling Interests (c)	WPC's Pro Rata Share (d)	AFFO Adjustments		AFFO
Revenues	A	B	C	A + B + C = D	E		D + E
Owned Real Estate:
Lease revenues	$175,244	$4,735	$(5,790)	$174,189	$(4,076)	(j)	$170,113
Lease termination income and other (e)	32,541	—	(1)	32,540	(25,321)	(k)	7,219
Operating property revenues:
Hotel revenues	6,845	—	—	6,845	—		6,845
Self-storage revenues	57	—	—	57	—		57
Reimbursable tenant costs	6,309	22	(152)	6,179	—		6,179
	220,996	4,757	(5,943)	219,810	(29,397)		190,413
Investment Management:
Reimbursable costs	19,738	—	—	19,738	—		19,738
Asset management revenue	14,613	—	3	14,616	—		14,616
Structuring revenue	12,721	—	—	12,721	—		12,721
Dealer manager fees	2,172	—	—	2,172	—		2,172
	49,244	—	3	49,247	—		49,247
	270,240	4,757	(5,940)	269,057	(29,397)		239,660
Operating Expenses
Depreciation and amortization	84,452	363	(2,632)	82,183	(80,703)	(l)	1,480
Reimbursable tenant and affiliate costs	26,047	22	(148)	25,921	—		25,921
General and administrative	21,438	1	(25)	21,414	—		21,414
Property expenses, excluding reimbursable tenant costs:
Hotel expenses	5,607	—	—	5,607	—		5,607
Self-storage expenses	72	—	—	72	—		72
Non-reimbursable property expenses	5,029	15	(80)	4,964	(12)	(m)	4,952
Allowance for credit losses	7,064	—	—	7,064	(7,064)	(m)	—
Restructuring and other compensation (f)	11,473	—	—	11,473	(11,473)	(n)	—
Stock-based compensation expense	6,607	—	—	6,607	(6,607)	(m)	—
Property acquisition and other expenses (g)	5,566	—	—	5,566	(5,566)	(o)	—
Dealer manager fees and expenses	3,352	—	—	3,352	—		3,352
Subadvisor fees (h)	3,293	—	—	3,293	—		3,293
	180,000	401	(2,885)	177,516	(111,425)		66,091
Other Income and Expenses
Interest expense	(48,395)	(582)	1,788	(47,189)	839	(p)	(46,350)
Equity in earnings of equity method investments in the Managed Programs and real estate:
Joint ventures	3,157	(3,753)	(1)	(597)	946	(q)	349
Income related to our ownership in the Managed Programs	873	—	—	873	1,463	(r)	2,336
Income related to our general partnership interests in the Managed REITs (i)	10,981	—	(501)	10,480	—		10,480
Equity in earnings of equity method investments in the Managed Programs and real estate	15,011	(3,753)	(502)	10,756	2,409		13,165
Other income and (expenses)	3,871	—	46	3,917	(1,460)	(s)	2,457
	(29,513)	(4,335)	1,332	(32,516)	1,788		(30,728)
Income before income taxes and gain on sale of real estate	60,727	21	(1,723)	59,025	83,816		142,841
Provision for income taxes	(525)	(21)	(318)	(864)	(2,513)	(t)	(3,377)
Income before gain on sale of real estate	60,202	—	(2,041)	58,161	81,303		139,464
Gain on sale of real estate, net of tax	662	—	—	662	(662)		—
Net Income	60,864	—	(2,041)	58,823	80,641		139,464
Net income attributable to noncontrolling interests	(3,425)	—	2,041	(1,384)	1,384		—
Net Income / AFFO Attributable to W. P. Carey	$57,439	$—	$—	$57,439	$82,025		$139,464
Earnings / AFFO Attributable to W. P. Carey Per Diluted Share	$0.54						$1.31
________

Investing for the long runTM | 15

W. P. Carey Inc.
Financial Results – First Quarter 2016

(a)	Consolidated amounts shown represent WPC's consolidated statement of income for the three months ended March 31, 2016.

(b)	Represents the break-out by line item of amounts recorded in Equity in earnings of equity method investments in the Managed Programs and real estate and joint ventures.

(c)	Represents the break-out by line item of amounts recorded in Net income attributable to noncontrolling interests.

(d)	Represents our share in fully and co-owned entities. See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)	Lease termination income and other includes $32.2 million of lease termination income related to a domestic property we sold during the three months ended March 31, 2016.

(f)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

(g)	Amount includes expenses related to our formal strategic review of $5.5 million.

(h)
We earn investment management revenue from CWI 1 and CWI 2 in our role as their advisor. Pursuant to the terms of their subadvisory agreements, however, 20% of the fees we receive from CWI 1 and 25% of the fees we receive from CWI 2 are paid to their respective subadvisors. In connection with the acquisitions of multi-family properties on behalf of CPA®:18 – Global, we entered into agreements with third-party advisors for the day-to-day management of the properties for which we pay 0.75% of the acquisition fees and 0.5% of asset management fees paid to us by CPA®:18 – Global.

(i)	Amount includes 100% of CWI 2 general operating partnership distribution, including $0.1 million paid to subadvisors.

(j)
For the three months ended March 31, 2016, represents the reversal of amortization of above- or below-market lease intangibles of $2.4 million and the elimination of non-cash amounts related to straight-line rent of $1.7 million.

(k)	Represents the elimination of lease termination fees considered non-recurring related to a domestic tenant.

(l)	Adjustment is a non-cash adjustment excluding corporate depreciation and amortization.

(m)	Adjustment to exclude a non-cash item.

(n)	Represents the elimination of restructuring expenses considered non-recurring.

(o)	Adjustments to exclude a non-core item.

(p)	Represents the elimination of non-cash components of interest expense, such as deferred financing fees, debt premiums and discounts.

(q)	Adjustments to include our pro rata share of AFFO adjustments from equity investments.

(r)
Represents Adjusted MFFO from the Managed Programs in place of our pro rata share of net income from our ownership in the Managed Programs. Adjusted MFFO is defined as, MFFO adjusted for deferred taxes and excluding the adjustment for realized gains and losses on hedges.

(s)	Represents eliminations of (gains) losses related to the extinguishment of debt, foreign currency, unrealized (gains) losses on derivatives and other items.

(t)	Represents elimination of deferred taxes.

Investing for the long runTM | 16

W. P. Carey Inc.
Financial Results – First Quarter 2016

Capital Expenditures
In thousands.

Three Months Ended March 31, 2016
Tenant Improvements and Leasing Costs
Tenant improvements	$1,772
Leasing costs	359

Maintenance Capital Expenditures
Net lease properties	$877
Operating properties	—

Non-maintenance Capital Expenditures
Development, redevelopment, expansion and other capital expenditures	$2,935

Investing for the long runTM | 17

W. P. Carey Inc.
Balance Sheets and Capitalization
First Quarter 2016

Investing for the long runTM | 18

W. P. Carey Inc.
Balance Sheets and Capitalization – First Quarter 2016

Consolidated Balance Sheets
In thousands.

	Mar. 31, 2016	Dec. 31, 2015
Assets
Investments in real estate:
Real estate, at cost	$5,350,924	$5,309,925
Operating real estate, at cost	80,224	82,749
Accumulated depreciation	(414,623)	(381,529)
Net investments in properties	5,016,525	5,011,145
Net investments in direct financing leases	753,746	756,353
Assets held for sale	3,747	59,046
Net investments in real estate	5,774,018	5,826,544
Equity investments in the Managed Programs and real estate (a)	281,546	275,473
Cash and cash equivalents	267,064	157,227
Due from affiliates	61,548	62,218
In-place lease and tenant relationship intangible assets, net	856,496	902,848
Goodwill	680,043	681,809
Above-market rent intangible assets, net	460,422	475,072
Other assets, net	322,114	360,898
Total Assets	$8,703,251	$8,742,089

Liabilities and Equity
Liabilities:
Non-recourse debt, net	$2,247,993	$2,269,421
Senior Unsecured Notes, net	1,501,281	1,476,084
Senior Unsecured Credit Facility - Revolver	564,600	485,021
Senior Unsecured Credit Facility - Term Loan, net	249,790	249,683
Accounts payable, accrued expenses and other liabilities	281,844	342,374
Below-market rent and other intangible liabilities, net	132,363	154,315
Deferred income taxes	88,935	86,104
Distributions payable	103,990	102,715
Total liabilities	5,170,796	5,165,717
Redeemable noncontrolling interest	965	14,944

Equity:
W. P. Carey stockholders' equity:
Preferred stock (none issued)	—	—
Common stock	105	104
Additional paid-in capital	4,295,469	4,282,042
Distributions in excess of accumulated earnings	(786,217)	(738,652)
Deferred compensation obligation	60,550	56,040
Accumulated other comprehensive loss	(171,903)	(172,291)
Total W. P. Carey stockholders' equity	3,398,004	3,427,243
Noncontrolling interests	133,486	134,185
Total equity	3,531,490	3,561,428
Total Liabilities and Equity	$8,703,251	$8,742,089
________

(a)
Our equity investments in real estate joint ventures totaled $142.5 million and $142.0 million as of March 31, 2016 and December 31, 2015, respectively. Our equity investments in the Managed Programs totaled $139.0 million and $133.5 million as of March 31, 2016 and December 31, 2015, respectively.

Investing for the long runTM | 19

W. P. Carey Inc.
Balance Sheets and Capitalization – First Quarter 2016

Capitalization
In thousands, except share and per share amounts. As of March 31, 2016.

Description	Shares	Share Price	Market Value
Equity
Common Equity	104,866,351	$62.24	$6,526,882
Preferred Equity			—
Total Equity Market Capitalization			6,526,882

			Outstanding Balance
Pro Rata Debt
Non-recourse Debt			2,168,303
Senior Unsecured Credit Facility – Revolver			564,600
Senior Unsecured Credit Facility – Term Loan			250,000
Senior Unsecured Notes:
Senior Unsecured Notes (due January 20, 2023)			569,250
Senior Unsecured Notes (due April 1, 2024)			500,000
Senior Unsecured Notes (due February 1, 2025)			450,000
Total Pro Rata Debt			4,502,153

Total Market Capitalization			$11,029,035

Investing for the long runTM | 20

W. P. Carey Inc.
Balance Sheets and Capitalization – First Quarter 2016

Debt Overview
Dollars in thousands. Pro rata. As of March 31, 2016.

	Weighted - Average Maturity (Years)	Weighted- Average Interest Rate	Total Outstanding Balance (a)	Percent
Non-Recourse Debt
Fixed	3.7	5.8%	$1,743,541	38.7%
Variable:
Swapped	3.2	5.0%	254,892	5.7%
Capped	1.1	0.8%	38,953	0.9%
Floating	1.4	2.7%	92,724	2.1%
Future Rate Reset	8.8	4.5%	38,193	0.8%
Total Pro Rata Non-Recourse Debt	3.6	5.4%	2,168,303	48.2%

Recourse Debt
Fixed:
Senior Unsecured Notes (due January 20, 2023)	6.8	2.0%	569,250
Senior Unsecured Notes (due April 1, 2024)	8.0	4.6%	500,000
Senior Unsecured Notes (due February 1, 2025)	8.9	4.0%	450,000
Senior Unsecured Notes	7.8	3.4%	1,519,250	33.7%
Variable:
Senior Unsecured Credit Facility – Revolver (due January 31, 2018) (b)	1.8	0.9%	564,600	12.5%
Senior Unsecured Credit Facility – Term Loan (due January 31, 2017) (c)	0.8	1.7%	250,000	5.6%
Total Recourse Debt	5.6	2.7%	2,333,850	51.8%

Total Pro Rata Debt Outstanding (a)	4.7	4.0%	4,502,153	100.0%
Unamortized deferred financing costs			(10,473)
Unamortized discount on Senior Unsecured Notes			(7,699)
Total Pro Rata Debt Outstanding, Net			$4,483,981
________

(a)	Debt data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata.

(b)
Based on the applicable currency, we incurred interest at the London Interbank Offered Rate (LIBOR) or the Euro Interbank Offered Rate (EURIBOR), plus 1.10% on our Senior Unsecured Credit Facility – Revolver. Availability under our Senior Unsecured Credit Facility – Revolver was $0.9 billion as of March 31, 2016. We have an option to extend the maturity date of our Senior Unsecured Credit Facility – Revolver by one year.

(c)	We have an option to extend the maturity date of our Senior Unsecured Credit Facility – Term Loan by one year.

Investing for the long runTM | 21

W. P. Carey Inc.
Balance Sheets and Capitalization – First Quarter 2016

Debt by Currency
Dollars in thousands. Pro rata. As of March 31, 2016.

	USD		EUR		Other Currencies (a)		Total
	Outstanding Balance (in USD)	Weighted- Average Interest Rate	Outstanding Balance (in USD)	Weighted- Average Interest Rate	Outstanding Balance (in USD)	Weighted- Average Interest Rate	Outstanding Balance (in USD)	Weighted- Average Interest Rate
Non-Recourse Debt
Fixed	$1,293,669		$416,910		$32,962		$1,743,541
Variable	170,397		248,872		5,493		424,762
Total Pro Rata Non-Recourse Debt	1,464,066	5.6%	665,782	5.0%	38,455	5.9%	2,168,303	5.4%

Recourse Debt
Fixed:
Senior Unsecured Notes	950,000		569,250		—		1,519,250
Variable:
Senior Unsecured Credit Facility – Revolver	124,000		440,600		—		564,600
Senior Unsecured Credit Facility – Term Loan	250,000		—		—		250,000
Total Recourse Debt	1,324,000	3.6%	1,009,850	1.5%	—	—%	2,333,850	2.7%

Total Pro Rata Debt Outstanding	2,788,066	4.6%	1,675,632	2.9%	38,455	5.9%	4,502,153	4.0%
Unamortized deferred financing costs	(7,011)		(3,462)				(10,473)
Unamortized discount on Senior Unsecured Notes	(3,923)		(3,776)		—		(7,699)
Total Pro Rata Debt Outstanding, Net	$2,777,132		$1,668,394		$38,455		$4,483,981
________

(a)	Other currencies include debt denominated in Canadian dollar, British pound sterling, Japanese yen, Malaysian ringgit and Thai baht.

Investing for the long runTM | 22

W. P. Carey Inc.
Balance Sheets and Capitalization – First Quarter 2016

Debt Maturity
Dollars in thousands. Pro rata. As of March 31, 2016.

	Real Estate		Debt
	Number of Properties (a)		Weighted- Average Interest Rate		Total Outstanding Balance (b)
Year of Maturity		ABR (a)		Balloon		Percent
Non-Recourse Debt
Remaining 2016	100	$35,909	5.8%	$311,720	$314,675	7.0%
2017	86	90,862	5.3%	527,490	548,748	12.2%
2018	34	51,479	5.3%	266,851	285,950	6.4%
2019	11	15,884	6.1%	51,450	62,639	1.4%
2020	22	38,131	5.2%	180,642	222,380	4.9%
2021	11	20,682	5.9%	89,920	115,787	2.6%
2022	31	42,622	5.2%	202,082	248,903	5.5%
2023	25	35,620	5.3%	86,800	148,713	3.3%
2024	23	20,889	5.9%	7,731	70,673	1.6%
2025	14	14,198	5.0%	50,938	90,915	2.0%
Thereafter	8	12,140	6.4%	18,993	58,920	1.3%
Total Pro Rata Non-Recourse Debt	365	$378,416	5.4%	$1,794,617	2,168,303	48.2%

Recourse Debt
Senior Unsecured Notes (due January 20, 2023)			2.0%		569,250
Senior Unsecured Notes (due April 1, 2024)			4.6%		500,000
Senior Unsecured Notes (due February 1, 2025)			4.0%		450,000
Senior Unsecured Notes			3.4%		1,519,250	33.7%
Senior Unsecured Credit Facility – Revolver (due January 31, 2018) (c)			0.9%		564,600	12.5%
Senior Unsecured Credit Facility – Term Loan (due January 31, 2017) (d)			1.7%		250,000	5.6%
Total Recourse Debt			2.7%		2,333,850	51.8%

Total Pro Rata Debt Outstanding			4.0%		4,502,153	100.0%
Unamortized deferred financing costs					(10,473)
Unamortized discount on Senior Unsecured Notes					(7,699)
Total Pro Rata Debt Outstanding, Net					$4,483,981
________

(a)	Represents the number of properties and ABR associated with the debt that is maturing in each respective year.

(b)
Debt maturity data is presented on a pro rata basis. See the Terms and Definitions section in the Appendix for a description of pro rata. Total outstanding balance includes balloon payments, scheduled amortization and unamortized premium, net.

(c)
Based on the applicable currency, we incurred interest at the LIBOR or the EURIBOR, plus 1.10% on our Senior Unsecured Credit Facility – Revolver. Availability under our Senior Unsecured Credit Facility – Revolver was $0.9 billion as of March 31, 2016. We have an option to extend the maturity date of our Senior Unsecured Credit Facility – Revolver by one year.

(d)	We have an option to extend the maturity date of our Senior Unsecured Credit Facility – Term Loan by one year.

Investing for the long runTM | 23

W. P. Carey Inc.
Balance Sheets and Capitalization – First Quarter 2016

Senior Unsecured Notes
As of March 31, 2016.

Ratings

	Issuer / Corporate		Senior Unsecured Notes
Ratings Agency	Rating	Outlook	Rating	Outlook
Standard & Poor's	BBB	Stable	BBB-	Stable
Moody's	Baa2	Stable	Baa2	Stable

Senior Unsecured Note Covenants

The following is a summary of the key financial covenants for the Senior Unsecured Notes, along with our estimated calculations of our compliance with those covenants at the end of the period presented. These ratios are not measures of our liquidity or performance and serve only to demonstrate our ability to incur additional debt, as permitted by the covenants for the senior unsecured notes.

Covenant	Metric	Required	As of March 31, 2016
Limitation on the incurrence of debt	"Total Debt" / "Total Assets"	≤ 60%	46.0%
Limitation on the incurrence of secured debt	"Secured Debt" / "Total Assets"	≤ 40%	22.6%
Limitation on the incurrence of debt based on consolidated EBITDA to annual debt service charge	"Consolidated EBITDA" / "Annual Debt Service Charge"	≥ 1.5x	4.0x
Maintenance of unencumbered asset value	"Unencumbered Assets" / "Total Unsecured Debt"	≥ 150%	192.7%

Investing for the long runTM | 24

W. P. Carey Inc.
Owned Real Estate
First Quarter 2016

Investing for the long runTM | 25

W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2016

Investment Activity – Acquisitions and Dispositions
Dollars in thousands. Pro rata. For the three months ended March 31, 2016.

Acquisitions Tenant / Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type(s)	Gross Square Footage
1Q16 (N/A)

Year-to-Date Total Acquisitions		$—			—

Dispositions Tenant / Lease Guarantor	Property Location(s)	Gross Sale Price	Closing Date	Property Type(s)	Gross Square Footage
1Q16
Carey Storage (38.3%)	Taunton, MA	$1,532	Feb-16	Self Storage	19,754
Kraft Foods Group, Inc.	Northfield, IL	44,700	Feb-16	Office	679,109
Humco Holding Group, Inc. (vacant land parcel)	Orem, UT	1,000	Mar-16	Land	N/A
Amylin Pharmaceuticals, Inc. (2 properties)	San Diego, CA	55,000	Mar-16	Office	144,311
Year-to-Date Total Dispositions		$102,232			843,174

Investing for the long runTM | 26

W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2016

Joint Ventures
Dollars in thousands. As of March 31, 2016.

Joint Venture or JV (Principal Tenant)	WPC % Interest in JV		Total JV			WPC Pro Rata Share of Total JV (a)
		JV Partner %	Assets	Liabilities	Equity	Assets	Liabilities	Equity

Unconsolidated Joint Ventures (Equity Method Investments)
Wanbishi Archives Co. Ltd. (b)	3.00%	CPA®:17 – Global - 97.00%	$35,404	$25,297	$10,107	$1,062	$759	$303
C1000 Logistiek Vastgoed B.V. (b)	15.00%	CPA®:17 – Global - 85.00%	148,288	77,005	71,283	22,243	11,551	10,692
Actebis Peacock GmbH (b)	30.00%	CPA®:17 – Global - 70.00%	34,150	1,142	33,008	10,245	343	9,902
Waldaschaff Automotive GmbH and Wagon Automotive Nagold GmbH (b)	33.33%	CPA®:17 – Global - 66.67%	33,826	1,524	32,302	11,274	508	10,766
Frontier Spinning Mills, Inc.	40.00%	CPA®:17 – Global - 60.00%	36,676	—	36,676	14,670	—	14,670
The New York Times Company	45.00%	CPA®:17 – Global - 55.00%	250,481	108,609	141,872	112,716	48,874	63,842
Total Unconsolidated Joint Ventures			538,825	213,577	325,248	172,210	62,035	110,175

Consolidated Joint Ventures
Carey Storage	38.30%	Third party - 61.70%	10	(3)	13	4	(1)	5
Berry Plastics Corporation	50.00%	CPA®:17 – Global - 50.00%	64,624	25,637	38,987	32,312	12,819	19,493
Tesco PLC (b)	51.00%	CPA®:17 – Global - 49.00%	59,992	36,675	23,317	30,596	18,704	11,892
Dick’s Sporting Goods, Inc.	55.00%	CPA®:17 – Global - 45.00%	23,695	20,510	3,185	13,032	11,281	1,751
Hellweg Die Profi-Baumärkte GmbH & Co. KG (b)	63.50%	CPA®:17 – Global - 36.50%	316,635	274,176	42,459	201,063	174,102	26,961
Eroski Sociedad Cooperativa (b)	70.00%	CPA®:17 – Global - 30.00%	27,161	1,319	25,842	19,013	923	18,090
Multi-tenant property in Illkirch-Graffens, France (b)	75.00%	Third party - 25.00%	11,004	8,760	2,244	8,253	6,570	1,683
U-Haul Moving Partners, Inc. and Mercury Partners, LP	88.46%	CPA®:17 – Global - 11.54%	233,420	17,789	215,631	206,483	15,736	190,747
Continental Airlines, Inc.	90.00%	Third party - 10.00%	4,928	3,676	1,252	4,435	3,308	1,127
Total Consolidated Joint Ventures			741,469	388,539	352,930	515,191	243,442	271,749
Total Unconsolidated and Consolidated Joint Ventures			$1,280,294	$602,116	$678,178	$687,401	$305,477	$381,924
________

(a)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(b)	Amounts are based on the applicable exchange rate at the end of the period.

Investing for the long runTM | 27

W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2016

Top Ten Tenants
In thousands, except percentages. Pro rata. As of March 31, 2016.

Tenant / Lease Guarantor	Property Type	Tenant Industry	Location	Number of Properties	ABR	ABR Percent
Hellweg Die Profi-Baumärkte GmbH & Co. KG (a)	Retail	Retail Stores	Germany	53	$34,582	5.0%
U-Haul Moving Partners Inc. and Mercury Partners, LP	Self Storage	Cargo Transportation, Consumer Services	Various U.S.	78	31,853	4.6%
Carrefour France SAS (a)	Retail, Warehouse	Retail Stores	France	16	28,206	4.1%
State of Andalucia (a)	Office	Sovereign and Public Finance	Spain	70	27,275	4.0%
Pendragon Plc (a)	Retail	Retail Stores, Consumer Services	United Kingdom	73	23,664	3.5%
Marriott Corporation	Hotel	Hotel, Gaming and Leisure	Various U.S.	18	19,774	2.9%
OBI Group (a)	Office, Retail	Retail Stores	Poland	18	15,526	2.3%
True Value Company	Warehouse	Retail Stores	Various U.S.	7	15,372	2.2%
UTI Holdings, Inc.	Learning Center	Consumer Services	Various U.S.	6	14,638	2.1%
Advanced Micro Devices, Inc.	Office	High Tech Industries	Sunnyvale, CA	1	12,769	1.9%
Total (b)				340	$223,659	32.6%
________

(a)	ABR amounts are subject to fluctuations in foreign currency exchange rates.

(b)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 28

W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2016

Diversification by Property Type
In thousands, except percentages. Pro rata. As of March 31, 2016.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Property Type	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
U.S.
Office	$124,040	18.2%	7,382	8.3%	$39,629	12.9%	2,880	6.9%
Industrial	121,670	17.8%	24,714	27.6%	43,250	14.0%	9,634	22.9%
Warehouse	69,392	10.1%	14,206	15.9%	19,787	6.4%	4,642	11.0%
Retail	27,483	4.0%	2,253	2.5%	6,148	2.0%	894	2.1%
Self Storage	31,853	4.6%	3,535	4.0%	31,853	10.3%	3,535	8.4%
Other (b)	53,942	7.9%	3,753	4.2%	8,072	2.6%	737	1.7%
U.S. Total	428,380	62.6%	55,843	62.5%	148,739	48.2%	22,322	53.0%

International
Office	72,775	10.5%	5,805	6.5%	47,969	15.6%	3,892	9.2%
Industrial	48,964	7.1%	9,361	10.5%	38,369	12.5%	7,394	17.5%
Warehouse	53,461	7.8%	10,628	11.9%	25,811	8.4%	4,802	11.4%
Retail	82,770	12.0%	7,659	8.6%	47,046	15.3%	3,728	8.9%
Self Storage	—	—%	—	—%	—	—%	—	—%
Other	—	—%	—	—%	—	—%	—	—%
International Total	257,970	37.4%	33,453	37.5%	159,195	51.8%	19,816	47.0%

Total
Office	196,815	28.7%	13,187	14.8%	87,598	28.5%	6,772	16.1%
Industrial	170,634	24.9%	34,075	38.1%	81,619	26.5%	17,028	40.4%
Warehouse	122,853	17.9%	24,834	27.8%	45,598	14.8%	9,444	22.4%
Retail	110,253	16.0%	9,912	11.1%	53,194	17.3%	4,622	11.0%
Self Storage	31,853	4.6%	3,535	4.0%	31,853	10.3%	3,535	8.4%
Other (b)	53,942	7.9%	3,753	4.2%	8,072	2.6%	737	1.7%
Total (c)	$686,350	100.0%	89,296	100.0%	$307,934	100.0%	42,138	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Includes ABR from tenants with the following property types: learning center, hotel, theater, sports facility and residential.

(c)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 29

W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2016

Diversification by Tenant Industry
In thousands, except percentages. Pro rata. As of March 31, 2016.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Industry Type	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
Retail Stores (b)	$143,900	21.0%	20,943	23.6%	$58,410	19.0%	7,757	18.4%
Consumer Services	58,476	8.5%	5,009	5.7%	39,734	12.9%	3,580	8.4%
High Tech Industries	45,853	6.7%	3,237	3.6%	14,942	4.9%	1,310	3.1%
Sovereign and Public Finance	40,405	5.9%	3,408	3.8%	31,202	10.1%	3,000	7.1%
Automotive	39,794	5.8%	6,599	7.4%	21,808	7.1%	3,354	8.0%
Hotel, Gaming and Leisure	33,844	4.9%	2,254	2.5%	6,854	2.2%	670	1.6%
Cargo Transportation	31,950	4.7%	4,229	4.7%	17,117	5.6%	2,595	6.2%
Beverage, Food and Tobacco	29,464	4.3%	6,691	7.5%	19,152	6.2%	5,175	12.3%
Media: Advertising, Printing and Publishing	28,465	4.1%	1,895	2.1%	6,677	2.2%	855	2.0%
Healthcare and Pharmaceuticals	27,895	4.1%	1,988	2.2%	7,666	2.5%	640	1.5%
Capital Equipment	27,089	3.9%	4,932	5.5%	17,579	5.7%	2,777	6.6%
Containers, Packaging and Glass	26,750	3.9%	5,325	6.0%	7,684	2.5%	1,556	3.7%
Construction and Building	19,894	2.9%	4,224	4.7%	8,656	2.8%	2,252	5.3%
Telecommunications	16,601	2.4%	1,168	1.3%	10,579	3.4%	788	1.9%
Wholesale	14,575	2.1%	2,806	3.1%	4,365	1.4%	741	1.8%
Business Services	12,057	1.8%	1,628	1.8%	574	0.2%	67	0.2%
Durable Consumer Goods	10,990	1.6%	2,485	2.8%	1,296	0.4%	370	0.9%
Grocery	10,662	1.6%	1,260	1.4%	2,464	0.8%	341	0.8%
Aerospace and Defense	10,556	1.5%	1,183	1.3%	5,197	1.7%	700	1.7%
Metals and Mining	9,705	1.4%	1,413	1.6%	1,688	0.5%	208	0.5%
Chemicals, Plastics and Rubber	9,449	1.4%	1,088	1.2%	1,879	0.6%	245	0.6%
Oil and Gas	8,227	1.2%	368	0.4%	5,734	1.9%	276	0.7%
Non-Durable Consumer Goods	7,784	1.1%	1,883	2.1%	4,892	1.6%	1,320	3.1%
Banking	7,392	1.1%	596	0.7%	—	—%	—	—%
Other (c)	14,573	2.1%	2,684	3.0%	11,785	3.8%	1,561	3.6%
Total (d)	$686,350	100.0%	89,296	100.0%	$307,934	100.0%	42,138	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	Includes automotive dealerships.

(c)
Includes ABR from tenants in the following industries: insurance, electricity, media: broadcasting and subscription, forest products and paper, environmental industries, and consumer transportation. Also includes square footage for any vacant properties.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 30

W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2016

Diversification by Geography
In thousands, except percentages. Pro rata. As of March 31, 2016.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Region	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
U.S.
East
New Jersey	$26,112	3.8%	1,724	1.9%	$11,641	3.7%	1,045	2.4%
North Carolina	19,550	2.8%	4,518	5.1%	10,192	3.3%	2,266	5.4%
Pennsylvania	18,383	2.7%	2,526	2.8%	7,374	2.4%	1,477	3.5%
New York	17,777	2.6%	1,178	1.3%	758	0.2%	66	0.2%
Massachusetts	14,825	2.2%	1,390	1.6%	10,788	3.5%	1,163	2.8%
Virginia	8,005	1.2%	1,093	1.2%	2,865	0.9%	332	0.8%
Other (b)	22,921	3.4%	4,703	5.3%	4,561	1.5%	796	1.9%
Total East	127,573	18.7%	17,132	19.2%	48,179	15.5%	7,145	17.0%

West
California	53,404	7.8%	3,480	3.9%	8,900	2.8%	1,050	2.4%
Arizona	25,940	3.8%	2,928	3.3%	7,604	2.5%	560	1.3%
Colorado	10,322	1.5%	1,268	1.4%	4,474	1.5%	444	1.1%
Utah	6,741	1.0%	960	1.1%	1,585	0.5%	397	0.9%
Other (b)	20,210	2.9%	2,297	2.6%	8,787	2.9%	876	2.1%
Total West	116,617	17.0%	10,933	12.3%	31,350	10.2%	3,327	7.8%

South
Texas	47,607	7.0%	6,811	7.6%	19,160	6.2%	3,494	8.3%
Georgia	18,743	2.7%	3,065	3.4%	2,664	0.9%	331	0.8%
Florida	17,986	2.6%	1,855	2.1%	12,507	4.1%	1,472	3.5%
Tennessee	13,515	2.0%	1,804	2.0%	2,263	0.7%	558	1.3%
Other (b)	8,107	1.2%	1,848	2.1%	4,828	1.6%	1,502	3.6%
Total South	105,958	15.5%	15,383	17.2%	41,422	13.5%	7,357	17.5%

Midwest
Illinois	21,134	3.1%	3,062	3.4%	6,409	2.1%	1,255	3.0%
Michigan	11,680	1.7%	1,380	1.5%	3,992	1.3%	708	1.7%
Indiana	9,157	1.3%	1,418	1.6%	3,147	1.0%	433	1.0%
Ohio	7,251	1.1%	1,647	1.8%	3,250	1.1%	671	1.6%
Missouri	7,052	1.0%	1,305	1.5%	3,313	1.1%	324	0.8%
Other (b)	21,958	3.2%	3,583	4.0%	7,677	2.4%	1,102	2.6%
Total Midwest	78,232	11.4%	12,395	13.8%	27,788	9.0%	4,493	10.7%
U.S. Total	428,380	62.6%	55,843	62.5%	148,739	48.2%	22,322	53.0%

International
Germany	61,183	8.9%	7,131	8.0%	33,986	11.1%	3,938	9.2%
France	43,915	6.4%	7,836	8.9%	16,366	5.3%	3,182	7.6%
United Kingdom	37,945	5.5%	2,681	2.9%	35,325	11.5%	2,355	5.6%
Spain	28,848	4.2%	2,927	3.3%	28,848	9.4%	2,927	6.9%
Finland	20,183	2.9%	1,979	2.2%	7,113	2.3%	640	1.5%
Poland	17,454	2.5%	2,189	2.5%	1,928	0.6%	362	0.9%
The Netherlands	14,736	2.1%	2,233	2.5%	11,627	3.8%	1,792	4.3%
Australia	10,536	1.5%	3,160	3.5%	10,536	3.4%	3,160	7.5%
Other (c)	23,170	3.4%	3,317	3.7%	13,466	4.4%	1,460	3.5%
International Total	257,970	37.4%	33,453	37.5%	159,195	51.8%	19,816	47.0%
Total (d)	$686,350	100.0%	89,296	100.0%	$307,934	100.0%	42,138	100.0%
________

Investing for the long runTM | 31

W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2016

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)
Other properties within East include assets in Connecticut, South Carolina, Kentucky, Maryland, New Hampshire and West Virginia. Other properties within West include assets in Alaska, New Mexico, Nevada, Oregon, Washington and Wyoming. Other properties within South include assets in Louisiana, Alabama, Arkansas, Mississippi and Oklahoma. Other properties within Midwest include assets in Minnesota, Kansas, Wisconsin, Nebraska and Iowa.

(c)	Includes assets in Norway, Austria, Hungary, Sweden, Belgium, Canada, Mexico, Thailand, Malaysia and Japan.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 32

W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2016

Contractual Rent Increases
In thousands, except percentages. Pro rata. As of March 31, 2016.

	Total Net-Lease Portfolio				Unencumbered Net-Lease Portfolio (a)
Rent Adjustment Measure	ABR	ABR Percent	Square Footage	Sq. ft. Percent	ABR	ABR Percent	Square Footage	Sq. ft. Percent
(Uncapped) CPI	$285,839	41.7%	36,563	41.0%	$130,387	42.3%	16,327	38.8%
CPI-based	188,290	27.4%	23,748	26.6%	87,466	28.4%	13,032	30.9%
Fixed	181,726	26.5%	25,295	28.3%	81,803	26.6%	11,440	27.1%
Other	20,028	2.9%	1,248	1.4%	3,928	1.3%	211	0.5%
None	10,467	1.5%	1,103	1.2%	4,350	1.4%	671	1.6%
Vacant	—	—%	1,339	1.5%	—	—%	457	1.1%
Total (b)	$686,350	100.0%	89,296	100.0%	$307,934	100.0%	42,138	100.0%
________

(a)	Represents properties unencumbered by non-recourse mortgage debt.

(b)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 33

W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2016

Same Store Analysis
Dollars in thousands. Pro rata.

Same store portfolio includes properties that were owned and continuously in operation during the period from March 31, 2015 to March 31, 2016. Excludes properties that were acquired, sold or vacated, or were subject to lease renewals, extensions or modifications at any time that affected ABR during that period. For purposes of comparability, ABR is presented on a constant currency basis using exchange rates as of March 31, 2016.

	ABR			Percent
Property Type	As of March 31, 2016	As of March 31, 2015	Increase	Increase
Office	$173,412	$171,318	$2,094	1.2%
Industrial	159,503	157,552	1,951	1.2%
Warehouse	116,781	115,845	936	0.8%
Retail	102,708	102,214	494	0.5%
Other	80,080	79,718	362	0.5%
Total	$632,484	$626,647	$5,837	0.9%

Rent Adjustment Measure
(Uncapped) CPI	$168,335	$166,689	$1,646	1.0%
Fixed	276,020	274,754	1,266	0.5%
CPI-based	159,133	156,209	2,924	1.9%
Other	20,028	20,027	1	—%
None	8,968	8,968	—	—%
Total	$632,484	$626,647	$5,837	0.9%

Geography
U.S.	$399,340	$395,092	$4,248	1.1%
Europe	220,146	218,854	1,292	0.6%
Other International	12,998	12,701	297	2.3%
Total	$632,484	$626,647	$5,837	0.9%

Same Store Portfolio Summary
Number of properties	811
Square footage (in thousands)	81,184

Investing for the long runTM | 34

W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2016

Leasing Activity
For the three months ended March 31, 2016, except ABR. Pro rata.

Lease Renewals and Extensions
			ABR (a)			Expected Tenant Improvements/Leasing Commissions ($’000)
Property Type	Square Feet	Number of Leases	Prior Lease ($’000s)	New Lease ($'000s) (b)	Releasing Spread		Incremental Lease Term
Office	120,000	1	$4,612	$3,961	(14.1)%	$—	10.0 years
Retail	170,280	2	1,322	1,322	—%	—	5.0 years
Industrial (c)	17,400	1	157	157	—%	—	8.4 years
Warehouse	—	—	—	—	—%	—	N/A
Other	43,935	1	1,007	1,014	0.8%	—	5.0 years
Total / Weighted Average (d)	351,615	5	$7,098	$6,454	(9.1)%	$—	8.2 years

Q1 Summary
Prior Lease ABR (% of Total Portfolio)	1.0%

New Leases
			ABR (a)	Tenant Improvements/Leasing Commissions ($’000)
Property Type	Square Feet	Number of Leases	New Lease ($'000s)		New Lease Term
Office	10,605	1	$167	$400	7.5 years
Retail	—	—	—	—	N/A
Industrial	—	—	—	—	N/A
Warehouse	—	—	—	—	N/A
Other	—	—	—	—	N/A
Total / Weighted Average (e)	10,605	1	$167	$400	7.5 years
________

(a)	Represents cash ABR.

(b)	New Lease amounts are based on in-place rents at time of lease commencement. Does not include any free rent periods.

(c)	Excludes amounts associated with the 23.0 thousand square foot expansion of an existing industrial building.

(d)	Weighted average refers to the incremental lease term.

(e)	Weighted average refers to the new lease term.

Investing for the long runTM | 35

W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2016

Lease Expirations – Total Net-Lease Portfolio
In thousands, except percentages and number of leases. Pro rata. As of March 31, 2016.

Year of Lease Expiration (a)	Number of Leases Expiring	ABR	ABR Percent	Square Footage	Sq. ft. Percent
March 31, 2016 (b)	1	$558	0.1%	35	—%
Remaining 2016 (c)	9	11,092	1.6%	945	1.1%
2017	14	11,743	1.7%	2,376	2.7%
2018	28	52,970	7.7%	7,986	8.9%
2019	26	40,738	5.9%	4,283	4.8%
2020	24	36,160	5.3%	3,548	4.0%
2021	81	43,356	6.3%	6,852	7.7%
2022	37	63,516	9.3%	8,487	9.5%
2023	15	38,075	5.5%	4,893	5.5%
2024	44	93,686	13.6%	11,719	13.1%
2025	44	34,062	5.0%	3,645	4.1%
2026	22	21,513	3.1%	3,118	3.5%
2027	25	42,264	6.2%	6,277	7.0%
2028	10	27,521	4.0%	3,089	3.5%
2029	12	20,284	3.0%	3,097	3.5%
Thereafter (>2029)	86	148,812	21.7%	17,606	19.6%
Vacant	—	—	—%	1,340	1.5%
Total (d)	478	$686,350	100.0%	89,296	100.0%

________

(a)	Assumes tenant does not exercise any renewal option.

(b)	Reflects ABR for a lease that expired on March 31, 2016.

(c)	A month-to-month lease with ABR of $0.1 million is included in 2016 ABR.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

Investing for the long runTM | 36

W. P. Carey Inc.
Owned Real Estate Portfolio – First Quarter 2016

Lease Expirations – Unencumbered Net-Lease Portfolio
In thousands, except percentages and number of leases. Pro rata. As of March 31, 2016.

Year of Lease Expiration (a)	Number of Leases Expiring	ABR	ABR Percent	Square Footage	Sq. ft. Percent
March 31, 2016 (b)	1	$558	0.2%	35	0.1%
Remaining 2016 (c)	4	681	0.2%	127	0.3%
2017	8	5,759	2.0%	1,162	2.7%
2018	21	27,779	9.0%	4,759	11.3%
2019	12	8,434	2.7%	1,533	3.6%
2020	10	9,132	3.0%	1,415	3.4%
2021	13	12,960	4.2%	2,185	5.2%
2022	9	12,715	4.1%	2,340	5.6%
2023	5	6,252	2.0%	1,359	3.2%
2024	15	46,894	15.2%	6,122	14.5%
2025	32	19,373	6.3%	1,524	3.6%
2026	4	5,012	1.6%	497	1.2%
2027	14	19,200	6.2%	2,482	5.9%
2028	6	16,190	5.3%	2,178	5.2%
2029	10	18,746	6.1%	2,747	6.5%
Thereafter (>2029)	68	98,249	31.9%	11,217	26.6%
Vacant	—	—	—%	456	1.1%
Total (d) (e)	232	$307,934	100.0%	42,138	100.0%

________

(a)	Assumes tenant does not exercise any renewal option.

(b)	Reflects ABR for a lease that expired on March 31, 2016.

(c)	A month-to-month lease with ABR of $0.1 million is included in 2016 ABR.

(d)	See the Terms and Definitions section in the Appendix for a description of pro rata.

(e)	Represents properties unencumbered by non-recourse mortgage debt.

Investing for the long runTM | 37

W. P. Carey Inc.
Investment Management
First Quarter 2016

Investing for the long runTM | 38

W. P. Carey Inc.
Investment Management – First Quarter 2016

Selected Information – Managed Programs
Dollars and square footage in thousands. As of or for the three months ended March 31, 2016.

	Managed Programs
	CPA®:17 – Global	CPA®:18 – Global	CWI 1	CWI 2	CCIF
General
Year established	2007	2013	2010	2015	2015
Total AUM (a) (b)	$5,789,059	$2,086,427	$2,889,170	$725,683	$105,394

Portfolio
Investment type	Net lease / Diversified REIT	Net lease / Diversified REIT	Lodging REIT	Lodging REIT	BDC
Number of net-leased properties	380	59	N/A	N/A	N/A
Number of operating properties	69	69	35	5	N/A
Number of tenants – net-leased properties (c)	113	99	N/A	N/A	N/A
Square footage (c)	40,937	9,501	6,848	1,193	N/A
Occupancy (d)	99.8%	100.0%	72.6%	75.3%	N/A
Acquisitions – first quarter	$27,111	$90,244	$107,401	$186,950	N/A
Dispositions – first quarter	47,925	—	—	—	N/A

Balance Sheet (Book Value)
Total assets	$4,633,769	$2,227,115	$2,517,265	$738,384	$106,052
Total debt	1,979,746	1,078,284	1,469,566	318,224	37,159
Total debt / total assets	42.7%	48.4%	58.4%	43.1%	35.0%

Investor Capital
Gross offering proceeds – first quarter (e)	N/A	N/A	N/A	$157,024	$13,925
Status	Closed	Closed	Closed	Open	Open
Amount raised:
Initial offering (e)	$1,537,187	$1,243,518	$575,810	403,999	$15,970
Follow-on offering (e)	1,347,280	N/A	577,358	N/A	N/A
________

(a)	Represents estimated value of real estate assets plus cash and cash equivalents, less distributions payable for the Managed REITs and fair value of investments plus cash for CCIF.

(b)	CCIF Total AUM includes $50.0 million of initial investment made by W. P. Carey Inc. and Guggenheim Partners Investment Management. Management fees are not paid on this portion of Total AUM.

(c)	For CPA®:17 – Global and CPA®:18 – Global, excludes operating properties.

(d)
Represents occupancy for net-leased properties for CPA®:17 – Global and single-tenant net-leased properties for CPA®:18 – Global. CPA®:18 – Global’s multi-tenant net-leased properties have an occupancy of 93.9% and square footage of 0.4 million. Represents occupancy for hotels owned by CWI 1 and CWI 2 for the three months ended March 31, 2016. Occupancy for CPA®:17 – Global's 68 self-storage properties was 90.4% as of March 31, 2016. Occupancy for CPA®:18 – Global's 61 self-storage properties and eight multi-family properties was 88.3% and 93.9%, respectively, as of March 31, 2016.

(e)
Excludes distribution reinvestment plan proceeds. Net distribution reinvestment plan proceeds for the three months ended March 31, 2016 were $16.9 million for CPA®:17 – Global, $8.5 million for CPA®:18 – Global, $8.8 million for CWI 1 and $1.1 million for CWI 2.

Investing for the long runTM | 39

W. P. Carey Inc.
Investment Management – First Quarter 2016

Fee Summary

Managed Programs
	CPA®:17 – Global	CPA®:18 – Global	CWI 1	CWI 2	CCIF
Status	Closed	Closed	Closed	Open	Open
Structuring Fees - Managed REITs
% of total aggregate cost (a)	4.50% (b)	4.50% (b) (c)	2.00% (d)	1.875% (d)	N/A

Asset Management Fees
% of average market value (e)	0.50%	0.50% (c)	0.40%	0.4125%	N/A
Average of gross assets at the end of the two most recently completed calendar months	N/A	N/A	N/A	N/A	1.75% - 2.00% (f)

Operating Partnership Interests
% of Available Cash (g)	10.00%	10.00%	8.00% (h)	7.50% (h)	N/A

Distribution Fees / Costs
Dealer manager fee	We receive a dealer manager fee for the sale of shares in the Managed Programs, a portion of which is re-allowed to selected broker dealers.
Selling commission	We receive selling commissions for the sale of shares in the Managed Programs, which are re-allowed to selected broker dealers.
Distribution and shareholder servicing fee
We receive an annual distribution and shareholder servicing fee in connection with shares of CPA®:18 – Global’s Class C common stock, CWI 2’s Class T common stock and CCIF 2016 T’s common stock, which may be re-allowed to selected broker dealers.

Performance-Based Incentive Fees - CCIF
Incentive fees - on income	N/A	N/A	N/A	N/A	Variable (i)
Incentive fees - on capital gains	N/A	N/A	N/A	N/A	20.00% (j)

Contribution by Managed Program
For the three months ended March 31, 2016.

	Managed Program
	CPA®:17 – Global	CPA®:18 – Global	CWI 1	CWI 2	CCIF	Other	Total
Structuring revenue	$1,242	$3,603	$3,202	$4,674	$—	$—	$12,721

Asset management revenue	7,482	2,409	3,470	771	456	25	14,613

Distributions of Available Cash	6,668	1,277	2,507	529	—	—	10,981

Dealer manager fees (revenues)	—	—	—	1,935	237	—	2,172
Less: Dealer manager fees and expenses (operating expenses)	—	—	—	2,897	455	—	3,352
Net impact of dealer manager fees and expenses	$—	$—	$—	$(962)	$(218)	$—	$(1,180)
________

(a)	Recorded in Structuring revenue in our consolidated financial statements.

(b)
Comprised of an initial acquisition fee (generally 2.50% of the total aggregate cost of net-leased properties) paid when the transaction is completed and a subordinated acquisition fee (generally 2.00% of the total aggregate cost of net-leased properties) paid in annual installments over three years, provided certain performance criterion are met. The acquisition fee for other properties is generally 1.75% of the total aggregate cost.

(c)
In connection with the acquisitions of multi-family properties on behalf of CPA®:18 – Global, we entered into agreements with third-party advisors for the day-to-day management of the properties for which we pay 0.75% of the acquisition fees and 0.5% of asset management fees paid to us by CPA®:18 – Global.

(d)
Applied to the total investment cost and loans originated. A loan refinancing fee of up to 1.0% of the principal amount of a refinanced loan secured by property applies to loan refinancings that meet certain criteria, as described in the prospectuses for CWI 1 and CWI 2, 20% and 25% of the loan refinancing fee is paid to the subadvisors of CWI 1 and CWI 2, respectively.

Investing for the long runTM | 40

W. P. Carey Inc.
Investment Management – First Quarter 2016

(e)
Generally 0.50%. Under the terms of the respective advisory agreements of the Managed REITs, we may elect to receive cash or shares of CWI 1 and CWI 2’s stock for asset management fees due, while the CPA® REITs have an option to pay asset management fees in cash or shares upon our recommendation. Asset management fees are recorded in Asset management revenue in our consolidated financial statements.

(f)	Management fees are incurred at 2.00% on portion of assets below $1.0 billion; 1.875% on portion of assets between $1.0 billion and $2.0 billion; and 1.75% on portion of assets above $2.0 billion.

(g)
Available Cash means cash generated by operating partnership operations and investments, excluding cash from sales and refinancings, after the payment of debt service and other operating expenses, but before distributions to partners. Recorded in Equity in earnings of equity method investments in the Managed Programs and real estate in our consolidated financial statements.

(h)
Special general partnership receives 10% Available Cash; however, 20% of the Available Cash the special general partnership receives from CWI 1 and 25% of the Available Cash the special general partnership receives from CWI 2 is paid to their respective third-party subadvisors.

(i)
The incentive fee on income is paid quarterly if earned; it is computed as the sum of (i) 100% of quarterly pre-incentive fee net investment income in excess of 1.875% of average adjusted capital up to a limit of 2.344% of average adjusted capital and (ii) 20% of pre-incentive fee net investment income in excess of 2.344% of average adjusted capital.

(j)
The incentive fee on capital gains is paid annually if earned; it is equal to 20% of realized capital gains on a cumulative basis from inception, net of (i) all realized capital losses and unrealized depreciation on a cumulative basis from inception and (ii) the aggregate amount, if any, of previously paid incentive fees on capital gains.

Investing for the long runTM | 41

W. P. Carey Inc.
Investment Management – First Quarter 2016

Investment Activity – Managed REITs
Dollars in thousands. Pro rata. For the three months ended March 31, 2016.

Acquisitions – Net-Leased Properties						Gross Square Footage
Portfolio(s)	Tenant / Lease Guarantor	Property Location(s)	Purchase Price	Closing Date	Property Type(s)
1Q16
CPA®:17 – Global	Jacksonville University (a)	Jacksonville, FL	$18,263	Jan-16	Student Housing	65,450
CPA®:17 – Global (2 properties)	Matthew Warren, Inc.(a)	Houston, TX	8,848	Feb-16	Industrial	139,560
CPA®:18 – Global	University of Ghana (b)	Accra, Ghana	65,681	Feb-16	Learning Center	BTS
Year-to-Date Total Acquisitions – Net-Leased Properties			92,792			205,010

Acquisitions – Self-Storage
Portfolio(s)	Property Location(s)	Purchase Price (a)	Closing Date
1Q16
CPA®:18 – Global	Kissimmee, FL	6,619	Jan-16
CPA®:18 – Global	Avondale, LA	6,137	Jan-16
CPA®:18 – Global	Gilroy, CA	11,807	Feb-16
Year-to-Date Total Acquisitions – Self-Storage Properties		24,563

Acquisitions – Hotels
Portfolio(s)	Property Location(s)	Purchase Price	Closing Date
1Q16
CWI 2 (a)	Bellevue, WA	186,950	Jan-16
CWI 1 (acquired remaining 25.0% interest) (c)	Sonoma, CA	21,087	Feb-16
CWI 1 (a)	Manchester Village, VT	86,314	Feb-16
Year-to-Date Total Acquisitions – Hotels		294,351

Year-to-Date Total Acquisitions		$411,706

Dispositions
Portfolio(s)	Tenant / Lease Guarantor	Property Location(s)	Gross Sale Price	Closing Date
1Q16
CPA®:17 – Global (3 properties)	Safeguard Self-Storage	Miami, Palm Harbor, and St. Petersburg, FL	$47,925	Mar-16

Year-to-Date Total Dispositions			$47,925
________

(a)	Acquisition was deemed to be a business combination and purchase price includes acquisition-related costs and fees, which were expensed.

(b)	Acquisition includes a build-to-suit transaction. Purchase price represents total commitment for build-to-suit funding. Gross square footage cannot be determined at this time.

(c)	Purchase price includes acquisition-related costs and fees, which were expensed.

Investing for the long runTM | 42

W. P. Carey Inc.
Appendix
First Quarter 2016

Investing for the long runTM | 43

W. P. Carey Inc.
Appendix – First Quarter 2016

Normalized Pro Rata Cash Net Operating Income (NOI)
In thousands. From real estate.

Three Months Ended Mar. 31, 2016
Consolidated Lease Revenues
Total lease revenues – as reported	$175,244
Less: Consolidated Non-Reimbursable Property Expenses
Non-reimbursable property expenses – as reported	5,028
170,216

Plus: NOI from Operating Properties
Hotels NOI	1,237
Self-storage properties NOI	(27)
1,210

171,426

Adjustments for Pro Rata Ownership of Real Estate Joint Ventures:
Add: Pro rata share of NOI from equity investments	4,719
Less: Pro rata share of NOI attributable to noncontrolling interests	(5,710)
(991)

170,435

Adjustments for Pro Rata Non-Cash Items:
Add: Above- and below-market rent intangible lease amortization	(2,395)
Less: Straight-line rent amortization	(1,680)
Add: Other non-cash items	131
(3,944)

Pro Rata Cash NOI (a)	166,491

Adjustment to normalize for intra-period dispositions (b)	(1,010)

Normalized Pro Rata Cash NOI (a)	$165,481
________

(a)
Pro rata cash NOI and normalized pro rata cash NOI are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures and for details on how pro rata cash NOI and normalized pro rata cash NOI are calculated.

(b)	For properties disposed of during the three months ended March 31, 2016, the adjustment eliminates our pro rata share of cash NOI for the period.

Investing for the long runTM | 44

W. P. Carey Inc.
Appendix – First Quarter 2016

Reconciliation of Net Income to Adjusted EBITDA, Consolidated – Last Five Quarters
In thousands.

	Three Months Ended
	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015	Jun. 30, 2015	Mar. 31, 2015
Net income attributable to W. P. Carey	$57,439	$51,049	$21,745	$63,348	$36,116

Adjustments to Derive Consolidated EBITDA
Depreciation and amortization	84,452	74,237	75,512	65,166	65,400
Interest expense	48,395	49,001	49,683	47,693	47,949
Provision for income taxes	525	17,270	3,361	15,010	1,980
EBITDA (a)	190,811	191,557	150,301	191,217	151,445

Adjustments to Derive Adjusted EBITDA
Adjustments for Non-Cash Items:
Allowance for credit losses	7,064	8,748	—	—	—
Stock-based compensation expense	6,607	5,562	3,966	5,089	7,009
Above- and below-market rent intangible and straight-line rent adjustments	(3,409)	4,270	8,940	10,150	10,813
Unrealized (gains) losses (b)	(3,274)	1,189	(1,523)	(5,347)	7,425
Impairment charges	—	7,194	19,438	591	2,683
	6,988	26,963	30,821	10,483	27,930
Adjustments for Non-Core Items (c)
Restructuring and other compensation (d)	11,473	—	—	—	—
Property acquisition and other expenses (e)	5,650	4,905	4,130	1,870	6,321
Loss (gain) on extinguishment of debt	1,925	7,950	(2,305)	—	—
Gain on sale of real estate, net	(662)	(3,507)	(1,779)	(16)	(1,185)
Merger (income) expenses (f)	(84)	(25,002)	630	27	(645)
Other (g)	(25,407)	(14,312)	239	509	(382)
	(7,105)	(29,966)	915	2,390	4,109
Adjustments for Pro Rata Ownership
Real Estate Joint Ventures: (h)
Add: Pro rata share of adjustments for equity investments	1,714	1,418	1,866	2,478	2,001
Less: Pro rata share of adjustments for amounts attributable to noncontrolling interests	(3,180)	(1,067)	(4,960)	(4,838)	(4,012)
	(1,466)	351	(3,094)	(2,360)	(2,011)
Adjustments for Equity Investments in the Managed Programs (i)
Add: Distributions received from equity investments in the Managed Programs	4,939	2,524	1,909	1,754	1,580
Less: (Income) loss from equity investments in the Managed Programs	(873)	1,242	711	(572)	(115)
	4,066	3,766	2,620	1,182	1,465

Adjusted EBITDA (a)	$193,294	$192,671	$181,563	$202,912	$182,938
________

(a)	EBITDA and adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures.

(b)	Comprised of gains and losses on interest rate derivatives and gains and losses on foreign currency.

(c)
Comprised of items that we do not consider to be part of our core operating business plan or representative of our overall long-term operating performance, based on a number of factors, including the nature of the item and/or the frequency with which it occurs. We believe that these adjustments provide a more representative view of EBITDA from our core operating business and allow for more meaningful comparisons.

(d)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

(e)	Amounts for the three months ended March 31, 2016 and December 31, 2015 include expenses related to our formal strategic review of $5.5 million and $4.5 million, respectively.

(f)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Property acquisition and other expenses in the consolidated financial statements for the three months ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

Investing for the long runTM | 45

W. P. Carey Inc.
Appendix – First Quarter 2016

(g)
Other for the three months ended March 31, 2016 and December 31, 2015 includes $27.2 million and $15.0 million, respectively, of lease termination income related to a property classified as held for sale as of December 31, 2015 and sold during the three months ended March 31, 2016.

(h)	Adjustments to include our pro rata share of depreciation and amortization, interest expense, provision for income taxes, non-cash items and non-core items from joint ventures.

(i)	Adjustments to include cash distributions received from the Managed Programs in place of our pro rata share of net income from our ownership in the Managed Programs.

.

Investing for the long runTM | 46

W. P. Carey Inc.
Appendix – First Quarter 2016

Reconciliation of Net Income to Adjusted EBITDA, Owned Real Estate – Last Five Quarters
In thousands.

	Three Months Ended
	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015	Jun. 30, 2015	Mar. 31, 2015
Net income from Owned Real Estate attributable to W. P. Carey	$60,546	$45,033	$20,598	$51,110	$30,069

Adjustments to Derive Consolidated EBITDA
Depreciation and amortization	83,360	73,189	74,529	64,150	64,368
Interest expense	48,395	49,001	49,683	47,693	47,949
Provision for (benefit from) income taxes	2,088	10,129	5,247	3,845	(1,273)
EBITDA - Owned Real Estate (a)	194,389	177,352	150,057	166,798	141,113

Adjustments to Derive Adjusted EBITDA
Adjustments for Non-Cash Items:
Allowance for credit losses	7,064	8,748	—	—	—
Above- and below-market rent intangible and straight-line rent adjustments	(3,409)	4,270	8,940	10,150	10,813
Unrealized (gains) losses (b)	(3,308)	1,018	(1,628)	(5,280)	7,447
Impairment charges	—	7,194	19,438	591	2,683
Stock-based compensation expense	1,837	1,929	1,468	2,021	2,455
	2,184	23,159	28,218	7,482	23,398
Adjustments for Non-Core Items (c)
Restructuring and other compensation (d)	4,426	—	—	—	—
Property acquisition expenses and other (e)	2,981	3,879	3,012	1,870	6,321
Loss (gain) on extinguishment of debt	1,925	7,950	(2,305)	—	—
Gain on sale of real estate, net	(662)	(3,507)	(1,779)	(16)	(1,185)
Merger (income) expenses (f)	(84)	(25,002)	630	27	(645)
Other (g)	(25,440)	(14,307)	192	483	(375)
	(16,854)	(30,987)	(250)	2,364	4,116
Adjustments for Pro Rata Ownership
Real Estate Joint Ventures: (h)
Add: Pro rata share of adjustments for equity investments	1,714	1,418	1,866	2,478	2,001
Less: Pro rata share of adjustments for amounts attributable to noncontrolling interests	(3,180)	(1,067)	(4,960)	(4,838)	(4,012)
	(1,466)	351	(3,094)	(2,360)	(2,011)
Adjustments for Equity Investments in the Managed Programs (i)
Add: Distributions received from equity investments in the Managed Programs	4,810	1,753	1,845	1,754	1,580
Less: (Income) loss from equity investments in the Managed Programs	(1,028)	68	(229)	(410)	(115)
	3,782	1,821	1,616	1,344	1,465

Adjusted EBITDA - Owned Real Estate (a)	$182,035	$171,696	$176,547	$175,628	$168,081
________

(a)	EBITDA and adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures.

(b)	Comprised of gains and losses on interest rate derivatives and gains and losses on foreign currency.

(c)
Comprised of items that we do not consider to be part of our core operating business plan or representative of our overall long-term operating performance, based on a number of factors, including the nature of the item and/or the frequency with which it occurs. We believe that these adjustments provide a more representative view of EBITDA from our core operating business and allow for more meaningful comparisons.

(d)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

(e)	Amounts for the three months ended March 31, 2016 and December 31, 2015 include expenses related to our formal strategic review of $2.8 million and $3.5 million, respectively.

(f)
Amount for the three months ended December 31, 2015 includes a reversal of $25.0 million of reserves for German real estate transfer taxes, of which $7.9 million was previously recorded as merger expenses in connection with the CPA®:15 merger in September 2012 and $17.1 million was previously recorded in connection with the restructuring of a German investment, Hellweg 2, in October 2013. At the time of the restructuring, we owned an equity interest in the Hellweg 2 investment, which we jointly owned with CPA®:16 – Global. In connection with the CPA®:16 merger, we acquired CPA®:16 – Global’s controlling interest in the investment. Therefore, the reversal related to the Hellweg 2 investment has been recorded in Property acquisition and other expenses in the consolidated financial statements for the three months ended December 31, 2015, since we now consolidate the Hellweg 2 investment.

(g)
Other for the three months ended March 31, 2016 and December 31, 2015 includes $27.2 million and $15.0 million, respectively, of lease termination income related to a property classified as held for sale as of December 31, 2015 and sold during the three months ended March 31, 2016.

Investing for the long runTM | 47

W. P. Carey Inc.
Appendix – First Quarter 2016

(h)	Adjustments to include our pro rata share of depreciation and amortization, interest expense, provision for income taxes, non-cash items and non-core items from joint ventures.

(i)	Adjustments to include cash distributions received from the Managed Programs in place of our pro rata share of net income from our ownership in the Managed Programs.

Investing for the long runTM | 48

W. P. Carey Inc.
Appendix – First Quarter 2016

Reconciliation of Net Income to Adjusted EBITDA, Investment Management – Last Five Quarters
In thousands.

	Three Months Ended
	Mar. 31, 2016	Dec. 31, 2015	Sep. 30, 2015	Jun. 30, 2015	Mar. 31, 2015
Net (loss) income from Investment Management attributable to W. P. Carey	$(3,107)	$6,016	$1,147	$12,238	$6,047

Adjustments to Derive Consolidated EBITDA
(Benefit from) provision for income taxes	(1,563)	7,141	(1,886)	11,165	3,253
Depreciation and amortization	1,092	1,048	983	1,016	1,032
EBITDA - Investment Management (a)	(3,578)	14,205	244	24,419	10,332

Adjustments to Derive Adjusted EBITDA
Adjustments for Non-Cash Items:
Stock-based compensation expense	4,770	3,633	2,498	3,068	4,554
Unrealized losses (gains) (b)	34	171	105	(67)	(22)
	4,804	3,804	2,603	3,001	4,532
Adjustments for Non-Core Items (c)
Restructuring and other compensation (d)	7,047	—	—	—	—
Property acquisition and other expenses (e)	2,669	1,026	1,118	—	—
Other	33	(5)	47	26	(7)
	9,749	1,021	1,165	26	(7)

Adjustments for Equity Investments in the Managed Programs (f)
Add: Distributions received from equity investments in the Managed Programs	129	771	64	—	—
Less: Loss (income) from equity investments in the Managed Programs	155	1,174	940	(162)	—
	284	1,945	1,004	(162)	—

Adjusted EBITDA - Investment Management (a)	$11,259	$20,975	$5,016	$27,284	$14,857
________

(a)	EBITDA and adjusted EBITDA are non-GAAP measures. See the Terms and Definitions section that follows for a description of our non-GAAP measures.

(b)	Comprised of gains and losses on interest rate derivatives and gains and losses on foreign currency.

(c)
Comprised of items that we do not consider to be part of our core operating business plan or representative of our overall long-term operating performance, based on a number of factors, including the nature of the item and/or the frequency with which it occurs. We believe that these adjustments provide a more representative view of EBITDA from our core operating business and allow for more meaningful comparisons.

(d)	Amount represents restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements.

(e)	Amounts for the three months ended March 31, 2016 and December 31, 2015 include expenses related to our formal strategic review of $2.7 million and $1.0 million, respectively.

(f)	Adjustments to include cash distributions received from the Managed Programs in place of our pro rata share of net income from our ownership in the Managed Programs.

Investing for the long runTM | 49

W. P. Carey Inc.
Appendix – First Quarter 2016

Terms and Definitions

Non-GAAP Financial Disclosures
AFFO
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc., or NAREIT, an industry trade group, has promulgated a non-GAAP measure known as FFO, which we believe to be an appropriate supplemental measure, when used in addition to and in conjunction with results presented in accordance with GAAP, to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental non-GAAP measure. FFO is not equivalent to nor a substitute for net income or loss as determined under GAAP.
We define FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, as revised in February 2004. The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from sales of property, impairment charges on real estate, and depreciation and amortization from real estate assets; and after adjustments for unconsolidated partnerships and jointly-owned investments. Adjustments for unconsolidated partnerships and jointly-owned investments are calculated to reflect FFO. Our FFO calculation complies with NAREIT’s policy described above.
We modify the NAREIT computation of FFO to include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of real estate-related intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, gains or losses from extinguishment of debt and deconsolidation of subsidiaries and unrealized foreign currency exchange gains and losses. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but have no impact on cash flows. Additionally, we exclude non-core income and expenses such as property acquisition and other expenses, which includes costs recorded related to the restructuring of Hellweg 2 and our formal strategic review, the reversal of liabilities for German real estate transfer taxes that were previously recorded in connection with the CPA®:15 merger, certain lease termination income, and expenses related to restructuring and other compensation-related expenses resulting from a reduction in headcount and employment severance arrangements. We also exclude realized gains/losses on foreign exchange transactions, other than those realized on the settlement of foreign currency derivatives, which are not considered fundamental attributes of our business plan and do not affect our overall long-term operating performance. We refer to our modified definition of FFO as AFFO. We exclude these items from GAAP net income as they are not the primary drivers in our decision making process and excluding those items provides investors a view of our portfolio performance over time and make it more comparable to other REITs which are currently not engaged in acquisitions, mergers and restructuring which are not part of our normal business operations. We use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation.
We believe that AFFO is a useful supplemental measure for investors to consider as we believe it will help them to better assess the sustainability of our operating performance without the potentially distorting impact of these short-term fluctuations. However, there are limits on the usefulness of AFFO to investors. For example, impairment charges and unrealized foreign currency losses that we exclude may become actual realized losses upon the ultimate disposition of the properties in the form of lower cash proceeds or other considerations. We use our FFO and AFFO measures as supplemental financial measures of operating performance. We do not use our FFO and AFFO measures as, nor should they be considered to be, alternatives to net earnings computed under GAAP or as alternatives to cash from operating activities computed under GAAP or as indicators of our ability to fund our cash needs.
Pro Rata Cash NOI
Cash net operating income, or cash NOI, is a non-GAAP financial measure that is intended to reflect the performance of our net leased and operating properties. We define cash NOI as cash rents from our leased and operating properties less non-reimbursable property expenses. Cash NOI excludes amortization of intangibles and straight-line rent adjustments that are included in GAAP lease revenues. We present cash NOI on a pro rata basis, referred to as pro rata cash NOI, to account for our share of income related to unconsolidated joint ventures and noncontrolling interests. We believe that pro rata cash NOI is a helpful measure that both investors and management can use to evaluate the financial performance of our leased and operating properties and it allows for comparison of our operating performance between periods and to other REITs. Pro rata cash NOI should not be considered as an alternative to net income as an indication of our financial performance or to cash flows as a measure of liquidity or our ability to fund all needs. The method by which we calculate and present cash NOI and/or pro rata cash NOI, may not be directly comparable to the way other REITs present cash NOI.
Normalized Pro Rata Cash NOI
Normalized pro rata cash NOI is pro rata cash NOI as defined above adjusted primarily to exclude our pro rata share of cash NOI from properties disposed of during the most recent quarter and to include a full quarter’s pro rata cash NOI related to acquisitions purchased during the period. We believe this measure provides a helpful representation of our net operating income from our in-place leased and operating properties.

Investing for the long runTM | 50

W. P. Carey Inc.
Appendix – First Quarter 2016

Adjusted EBITDA
We believe that EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments because (i) it removes the impact of our capital structure from our operating results and (ii) because it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Adjusted EBITDA as disclosed represents EBITDA, modified to include other adjustments to GAAP net income for certain non-cash charges, such as impairments, non-cash rent adjustments, and unrealized gains and losses from our hedging activity. Additionally, we exclude merger expenses related to the CPA®:16 merger, which are considered non-core, and gains and losses in real estate, which are not considered fundamental attributes of our business plans and do not affect our overall long-term operating performance. We exclude these items from adjusted EBITDA as they are not the primary drivers in our decision-making process. Our assessment of our operations is focused on long-term sustainability and not on such non-cash and non-core items, which may cause short-term fluctuations in net income but have no impact on cash flows. We believe that adjusted EBITDA is a useful supplemental measure to investors and analysts, although it does not represent net income that is computed in accordance with GAAP. Accordingly, adjusted EBITDA should not be considered as an alternative to net income or as an indicator of our financial performance. EBITDA and adjusted EBITDA as calculated by us may not be comparable to similarly titled measures of other companies.
Other Metrics
Pro Rata Metrics
This supplemental package contains certain metrics prepared under the pro rata consolidation method. We refer to these metrics as pro rata metrics. We have a number of investments, usually with our affiliates, in which our economic ownership is less than 100%. Under the full consolidation method, we report 100% of the assets, liabilities, revenues and expenses of those investments that are deemed to be under our control or for which we are deemed to be the primary beneficiary, even if our ownership is less than 100%. Also, for all other jointly-owned investments, we report our net investment and our net income or loss from that investment. Under the pro rata consolidation method, we present our proportionate share, based on our economic ownership of these jointly-owned investments, of the assets, liabilities, revenues and expenses of those investments.
ABR
ABR represents contractual minimum annualized base rent for our net-leased properties and reflects exchange rates as of the report date. ABR is not applicable to operating properties.

Investing for the long runTM | 51